UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

XPLR Infrastructure, LP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2026
Annual Meeting and
Proxy Statement
YOUR VOTE IS IMPORTANT PLEASE SUBMIT YOUR PROXY PROMPTLY

XPLR Infrastructure, LP
P.O. Box 14000
700 Universe Boulevard
Juno Beach, Florida 33408-0420

Notice of Annual Meeting of Unitholders
May 6, 2026

The 2026 Annual Meeting of Unitholders of XPLR Infrastructure, LP (“XPLR” or the “Company”) will be held on Wednesday, May 6, 2026, at 1:30 p.m., Eastern Time, at XPLR’s principal offices, 700 Universe Boulevard, Juno Beach, Florida 33408, to consider and act upon the following matters:
1.
Election of the four nominees specified in the accompanying proxy statement as directors;

2.
Ratification of appointment of Deloitte & Touche LLP as XPLR’s independent registered public accounting firm for 2026;

3.
Approval, by non-binding advisory vote, of the compensation of XPLR’s named executive officers;

4.
Approval of the XPLR Infrastructure, LP Amended and Restated 2024 Long Term Incentive Plan; and

5.
Such other business as may properly be brought before the annual meeting or any adjournment(s) or postponement(s) of the annual meeting.

The proxy statement more fully describes these matters. XPLR has not received notice of other matters that may properly be presented at the annual meeting.
The record date for unitholders entitled to notice of, and to vote at, the annual meeting and any adjournment(s) or postponement(s) of the annual meeting is March 9, 2026.
Admittance to the annual meeting will be limited to unitholders as of the record date or their duly appointed proxies. For the safety of attendees, all boxes, handbags and briefcases are subject to inspection. Cameras, cell phones, recording devices and other electronic devices are not permitted at the annual meeting.
XPLR is pleased to furnish proxy materials by taking advantage of the Securities and Exchange Commission rule that allows issuers to furnish proxy materials to their unitholders on the internet. XPLR believes this rule allows it to provide you with the information you need while reducing the environmental impact and cost of the annual meeting.
Regardless of whether you expect to attend the annual meeting, please submit your proxy or voting instructions promptly on the internet or by telephone by following the instructions about how to view the proxy materials on your Notice of Internet Availability of Proxy Materials.
By order of the Board of Directors,
David Flechner
General Counsel and Corporate Secretary
Juno Beach, Florida
March 26, 2026

XPLR Infrastructure, LP
Annual Meeting of Unitholders
May 6, 2026
PROXY STATEMENT
This proxy statement contains information related to the solicitation of proxies by the Board of Directors (the “Board”) of XPLR Infrastructure, LP, a Delaware limited partnership (“XPLR,” the “Company,” “us” or “our”), in connection with the 2026 annual meeting of XPLR’s unitholders to be held on Wednesday, May 6, 2026, at 1:30 p.m., Eastern Time, at XPLR’s principal executive offices, 700 Universe Boulevard, Juno Beach, Florida 33408, and at any adjournment(s) or postponement(s) of the annual meeting. Directions to the annual meeting are available by calling XPLR at 1-561-694-4697.
ELECTRONIC DELIVERY OF PROXY MATERIALS
Under the rules of the Securities and Exchange Commission (“SEC”), XPLR is furnishing proxy materials to its unitholders on the internet, rather than mailing paper copies of the materials to each unitholder.
On or about March 26, 2026, XPLR mailed to its unitholders of record a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials, including the proxy statement and annual report to unitholders, on the internet. The Notice also instructs unitholders on how to access their proxy card to be able to submit their proxies on the internet or by telephone. Brokerage firms and other nominees who hold XPLR units on behalf of beneficial owners will be sending their own similar notice. Other unitholders, in accordance with their prior requests, have received an e-mail notification of how to access the proxy materials and submit their proxies on the internet. On or about March 26, 2026, XPLR also began mailing a full set of proxy materials to certain unitholders, including unitholders who have previously requested a paper copy of the proxy materials.
Internet distribution of the proxy materials is designed to expedite receipt by unitholders, lower the cost of the annual meeting and conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive XPLR’s proxy materials electronically, you will continue to receive the materials via e-mail unless you elect otherwise.
How do I access the proxy materials if I received the Notice?
The Notice provides instructions regarding how to view XPLR’s proxy materials for the 2026 annual meeting on the internet. As explained in greater detail in the Notice, to view the proxy materials and submit your proxy, you will need to follow the instructions in the Notice and have available your 16-digit control number(s) contained in the Notice.
How do I request paper copies of the proxy materials?
Whether you hold XPLR units through a brokerage firm, bank or other nominee (in “street name”), or hold XPLR units directly in your name through XPLR’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), you may request paper copies of the 2026 annual meeting proxy materials by following the instructions listed at www.proxyvote.com, by telephoning 1-800-579-1639 or by sending an e-mail to sendmaterial@proxyvote.com.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING TO BE HELD MAY 6, 2026
This proxy statement and the XPLR 2025 annual report to unitholders are available at www.proxyvote.com.

ABOUT THE ANNUAL MEETING
What is the purpose of the annual meeting?
At the annual meeting, unitholders will act upon the matters identified in the accompanying notice of annual meeting of unitholders. These matters include the election of the four nominees specified in this proxy statement as directors, ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026, approval, by non-binding advisory vote, of the compensation of XPLR’s named executive officers and approval of the XPLR Infrastructure, LP Amended and Restated 2024 Long Term Incentive Plan.
Who may attend the annual meeting?
Subject to space availability, all unitholders as of the record date, or their duly appointed proxies, may attend the annual meeting. Since seating is limited, admission to the annual meeting will be on a first-come, first-served basis. Registration and seating will begin at 1:00 p.m., Eastern Time. If you plan to attend, please note that you will be asked to present valid picture identification, such as a driver’s license or passport. Invited representatives of the media and financial community may also attend the annual meeting.
You will need proof of ownership of XPLR units on the record date to attend the annual meeting:
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If you hold units directly in your name as a unitholder of record, you may follow the instructions in the Notice to request an admission ticket by calling 1-561-694-4697.

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If your units are held in “street name,” you will need to bring proof that you were the beneficial owner of those “street name” units of XPLR units as of the record date, such as a legal proxy or a copy of a bank or brokerage statement, and check in at the registration desk at the annual meeting.

For the safety of attendees, all boxes, handbags and briefcases are subject to inspection. Cameras, cell phones, recording devices and other electronic devices are not permitted at the annual meeting.
Who is entitled to vote at the annual meeting?
Only XPLR unitholders at the close of business on March 9, 2026, the record date for the annual meeting, are entitled to receive notice of, and to vote at, the annual meeting. If you were a unitholder on that date, you will be entitled to vote all of the XPLR units that you held on that date at the annual meeting or at any adjournment or postponement of the annual meeting, subject to the voting rights discussed below under “What are the voting rights of the holders of the Company’s units?” Unitholders include holders of common units and special voting units as of the record date.
Each reference in this proxy statement to a vote of record holders of units includes a vote of record holders of common units and special voting units.
What are the voting rights of the holders of the Company’s units?
Each XPLR unit will be entitled to one vote on each matter properly brought before the annual meeting. A unit refers to any unit entitled to vote at the annual meeting, including common units and special voting units. However, as explained below, a 5% of outstanding units voting limitation will apply to the election of directors and, in the circumstances described below, a separate 10% of votes cast cutback will apply to certain unitholders at the annual meeting.
What is the 5% of outstanding units voting limitation in the election of directors?
The 5% of outstanding units voting limitation will only apply to the election of directors. A unitholder or any related group, including NextEra Energy, Inc. (“NextEra Energy” or “NEE”) and its affiliates (the “NextEra Energy Group”), that owns more than 5% of the outstanding units as of the record date cannot vote more than 5% of the total outstanding units in the election of directors at the annual meeting (the “5% of Outstanding Units Director Voting Limitation”).
The following example of the 5% of Outstanding Units Director Voting Limitation, which assumes 1,000 total units are outstanding as of the record date, is included for illustrative purposes only and does not represent actual ownership of units or votes at the annual meeting:

Example of the Operation of the 5% of Outstanding Units Director Voting Limitation
Unit Owner	Ownership	Original Votes	Original Voting % of Total Outstanding Votes	5% of Outstanding Units Director Voting Limitation Votes Removed	Actual Votes after 5% of Outstanding Units Director Voting Limitation	Voting % After 5% of Outstanding Units Director Voting Limitation
NextEra Energy Group	57%	570	57%	(520)	50	11.6%
10% Holder	10%	100	10%	(50)	50	11.6%
Other Public Unitholders	33%	330	33%	-	330	76.7%
TOTAL	100%	1,000	100%	(570)	430	100.0%
How does the 10% of votes cast cutback apply to the election of directors?
In the election of directors, no unitholder may cast votes greater than 9.99% of votes actually cast. A unitholder or any related group, including the NextEra Energy Group, casting votes equal to or greater than 10% of actual votes cast will be subject to a 10% of votes cast cutback so that such unitholder(s) cannot cast votes equal to more than 9.99% of the units actually cast in the election of directors at the annual meeting (the “10% of Votes Cast Director Election Cutback”). The units cast in excess of 9.99% will be allocated and voted proportionally with all other votes cast, which will result in the total number of votes counted as being cast by the cutback unitholder to be 9.99% or less of votes cast.
The following example of the 10% of Votes Cast Director Election Cutback, which assumes 1,000 total units are outstanding as of the record date, is included for illustrative purposes only and does not represent actual ownership of units or votes at the annual meeting:
Example of the Operation of the 10% of Votes Cast Director Election Cutback
Unit Owner	Votes Cast After 5% of Outstanding Director Voting Limitation	% of Votes Cast of Total Outstanding Units Votes	10% of Votes Cast Director Election Cutback Votes Removed	Votes Cast After 10% of Votes Cast Director Election Cutback	% of Votes Cast After 10% of Votes Cast Director Election Cutback
NextEra Energy Group	50	11.6%	(8)	42	9.77%
10% Holder	50	11.6%	(8)	42	9.77%
Other Public Unitholders	330	76.7%	-	330	76.74%
Proportional Votes	-	-	-	16	3.72%
TOTAL	430	100.0%	(16)	430	100%
In the example above, the 16 votes removed from the NextEra Energy Group and the 10% holder would be allocated and voted proportionally with all other director election votes.
How does the 10% of votes cast cutback apply to the other items of business at the annual meeting?
Other than in the election of directors, the 10% of votes cast cutback does not apply to the NextEra Energy Group, but is applicable to all other unitholders or groups. A unitholder or any related group, other than the NextEra Energy Group, casting votes equal to or greater than 10% of actual votes cast will be subject to a 10% of votes cast cutback so that such unitholder(s) cannot cast votes equal to more than 9.99% of the units actually cast on each item to be voted (the “General 10% of Votes Cast Cutback”). The units cast in excess of 9.99% will be allocated and voted proportionally with all other votes cast for each item.
The following example of the General 10% of Votes Cast Cutback for the items of business at the annual meeting other than director elections, which assumes 1,000 total units are outstanding as of the record date, is included for illustrative purposes and does not represent actual ownership of units or votes at the annual meeting:
Example of the Operation of the General 10% of Votes Cast Cutback in All Other Voting Items
Unit Owner	Votes Cast	% of Votes Cast of Total Outstanding Votes	General 10% of Votes Cast Cutback Votes Removed	Actual Votes Cast After General 10% of Votes Cast Cutback	% of Votes Cast After General 10% of Votes Cast Cutback
NextEra Energy Group	570	57%	-	570	57%
10% Holder	100	10%	(1)	99	9.9%
Other Public Unitholders	330	33%	-	330	33%
Proportional Votes	-	-	-	1	0.1%
TOTAL	1,000	100%	(1)	1,000	100%
What constitutes a quorum?
The presence at the annual meeting, in person or by proxy, of the holders of a majority of the voting power of the XPLR units issued and outstanding and entitled to vote on the record date will constitute a quorum, permitting the business of the meeting to be conducted.
As of the record date, 193,076,501 XPLR units were outstanding, including 98,781,831 special voting units and 94,294,670 common units. Thus, a total of 193,076,501 votes are entitled to be cast and to be present at the annual meeting and the presence of the holders of XPLR units representing at least 96,540,181 units will be required to establish a quorum.
In determining the presence of a quorum at the annual meeting, abstentions in person, proxies received but marked as abstentions as to any or all matters to be voted on that permit abstentions and proxies received with broker non-votes on some but not all matters to be voted on will be counted as present.
A broker “non-vote” occurs when a broker, bank or other holder of record that holds units for a beneficial owner (“broker”) does not vote on a particular proposal because the broker has not received voting instructions from the beneficial owner and does not have discretionary voting power for that particular proposal. Brokers may vote on ratification of the appointment of our independent registered public accounting firm even if they have not received voting instructions from the beneficial owners whose units they hold. However, brokers may not vote on any of the other matters set forth in this proxy statement at the 2026 annual meeting unless they have received voting instructions from the beneficial owner. See the response to “What vote is required to approve the matters proposed?” on page 6 for a discussion of the effect of broker non-votes.
How do I submit my proxy or voting instructions?
On the internet or by telephone
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On the Internet—You may submit your proxy or voting instructions on the internet 24 hours a day and up until 11:59 p.m., Eastern Time, on Tuesday, May 5, 2026 by going to www.proxyvote.com and following the instructions. Please have your Notice available when you access the web page. If you hold your units in “street name,” your broker, bank, trustee or other nominee may provide additional instructions to you regarding how to submit your voting instructions on the internet.

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By Telephone—You may submit your proxy or voting instructions by telephone by calling the toll-free telephone number (1-800-690-6903) 24 hours a day and up until 11:59 p.m., Eastern Time, on Tuesday, May 5, 2026 and following the prerecorded instructions. Please have your Notice available when you call. If you hold your units in “street name,” your broker, bank, trustee or other nominee may provide additional instructions to you regarding how to submit your voting instructions by telephone.

Please see the Notice or the information your broker provided to you for more information on your voting options. XPLR’s proxy tabulator, Broadridge Investor Communications Solutions, Inc. (“Broadridge”), must receive any vote on the internet or by telephone, no later than 11:59 p.m., Eastern Time, on Tuesday, May 5, 2026.
If you are a unitholder of record and you submit your proxy on the internet or by telephone, but do not indicate your voting preferences on one or more proposals, the persons named as proxies will vote the units represented by that proxy as recommended by the Board on all such proposals.
In person at the annual meeting
All unitholders may vote in person at the annual meeting. However, if you are a beneficial owner of units, you must obtain a legal proxy or a copy of a bank or brokerage statement from your broker and present it to the inspector of election with your ballot to be able to vote in person at the annual meeting. See the response to “Who may attend the annual meeting?” for additional information on how to attend the annual meeting.
Your vote is important. You can save us the expense of further solicitation of proxies by submitting your proxy or voting instructions promptly.
May I change my vote after I submit my proxy or voting instructions?
Yes. If you are a unitholder of record, you may revoke your proxy before it is exercised by:
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providing written notice of the revocation to the Corporate Secretary of the Company at the Company’s offices, P.O. Box 14000, 700 Universe Blvd., Juno Beach, Florida 33408-0420;

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making timely delivery of a later-dated proxy on the internet or by telephone; or

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voting by ballot at the annual meeting; although please note that attendance at the annual meeting will not by itself revoke a previously granted proxy.

You may change your proxy by using any one of these methods regardless of the method you previously used to submit your proxy.
If you are a beneficial owner of units, you may submit new voting instructions by contacting your broker. You may also change your vote in person at the annual meeting if you present a legal proxy or a copy of a bank or brokerage statement as described in the answer to the previous question.
All units for which proxies have been properly submitted and not revoked will be voted at the annual meeting.
What is “householding” and how does it affect me?
XPLR has adopted a procedure approved by the SEC called “householding.” Under this procedure, unitholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one package containing individual copies of the Notice for each unitholder of record at the common address. This procedure will reduce the volume of duplicate materials unitholders receive, conserve natural resources and reduce XPLR’s postage costs. Unitholders who participate in householding and request a full set of proxy materials will receive separate proxy cards.
If you are a unitholder of record and are eligible for householding, but you and other unitholders of record with whom you share an address currently receive multiple packages containing copies of the Notice or, if requested, proxy materials in paper form, or if you hold units in more than one account, and in either case you wish to receive only a single package for your household in the future, please contact Computershare in writing at Computershare Trust Company, N.A., P.O. Box 43006, Providence, RI 02940-3006 or by calling 1-877-373-6374. You may contact Computershare at the same mailing address or telephone number if you wish to revoke your consent to future householding mailings.

If your household receives only a single package containing a copy of the Notice or, if requested, the proxy materials, and you wish to receive a separate copy for each unitholder of record, please contact Broadridge toll-free at 1-866-540-7095, or write to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717, and separate copies will be provided promptly.
Beneficial owners may request information about householding from their banks, brokers or other holders of record.
What are the Board’s recommendations?
Unless you give other instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with the description of each proposal in this proxy statement. In summary, the Board recommends a vote:
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FOR election as directors of the four nominees specified in this proxy statement. (See Proposal 1)

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FOR ratification of appointment of Deloitte & Touche LLP as XPLR’s independent registered public accounting firm for 2026. (See Proposal 2)

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FOR approval, by non-binding advisory vote, of the compensation of XPLR’s named executive officers. (See Proposal 3)

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FOR approval of the XPLR Infrastructure, LP Amended and Restated 2024 Long Term Incentive Plan. (See Proposal 4)

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In accordance with the discretion of the persons acting pursuant to the proxy concerning such other business as may properly be brought before the annual meeting or any adjournment or postponement thereof.

What vote is required to approve the matters proposed?
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Election as directors of the four nominees specified in this proxy statement—A nominee for director will be elected to the Board if the votes cast for such nominee’s election by unitholders present in person or represented by proxy at the meeting and entitled to vote on the matter exceed the votes cast by such unitholders against such nominee’s election (a “Majority Vote”). If you are a beneficial owner, your broker is not permitted under New York Stock Exchange (“NYSE”) rules to vote your units on the election of directors if your broker does not receive voting instructions from you. Without your voting instructions, a broker non-vote will occur. Since broker non-votes are not considered votes cast, they will have no legal effect on the election of directors. Abstentions also are not considered votes cast and will have no legal effect on the election of directors. For a discussion of certain voting limitations applicable to the election of directors, please see “What are the voting rights of the holders of the Company’s units?” beginning on page 2.

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Ratification of appointment of Deloitte & Touche LLP as XPLR’s independent registered public accounting firm for 2026—The ratification of appointment of Deloitte & Touche LLP as XPLR’s independent registered public accounting firm for 2026 will be approved if the votes cast for the proposal represent a majority of the outstanding units entitled to vote. Since brokers are permitted under NYSE rules to vote your units on this proposal even if your broker does not receive voting instructions from you, there are not expected to be broker non-votes on this proposal. Abstentions are not considered votes cast and will have no legal effect on whether this proposal is approved. In determining the votes cast, the General 10% of Votes Cast Cutback, as described under “How does the 10% of votes cast cutback apply to the other items of business at the annual meeting?” beginning on page 3, will apply to unitholders other than the NextEra Energy Group.

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Approval, by non-binding advisory vote, of the compensation of XPLR’s named executive officers—A majority of the outstanding units entitled to vote is required to approve this non-binding advisory proposal. If your broker does not receive voting instructions from you, your broker is not permitted under NYSE rules to vote your units on this proposal. Without your voting instructions, a broker non-vote will occur. Since broker non-votes are not considered votes cast, they will have no legal effect on whether this proposal is approved. Abstentions also are not considered votes cast and will have no legal effect on whether this proposal is approved. The vote on this proposal is advisory and the result of the vote on this proposal will not be binding on the Company or the Board. However, the Board will consider the result of the vote when making future decisions regarding named executive officer (“NEO”) compensation. In determining the votes cast, the General 10% of Votes Cast Cutback, as described under “How does the 10% of votes cast cutback apply to the other items of business at the annual meeting?” beginning on page 3, will apply to unitholders other than the NextEra Energy Group.

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Approval of the XPLR Infrastructure, LP Amended and Restated 2024 Long Term Incentive Plan—A Majority Vote is required to approve this proposal. If your broker does not receive voting instructions from you, your broker is not permitted under NYSE rules to vote your units on this proposal. Without your voting instructions, a broker non-vote will occur. Since broker non-votes are not considered votes cast, they will have no legal effect on whether this proposal is approved. Abstentions also are not considered votes cast and will have no legal effect on whether this proposal is approved. In determining the votes cast, the General 10% of Votes Cast Cutback, as described under “How does the 10% of votes cast cutback apply to the other items of business at the annual meeting?” beginning on page 3, will apply to unitholders other than the NextEra Energy Group.

Who pays for the solicitation of proxies?
XPLR is soliciting proxies and it will bear the expense of solicitation. Proxies will be solicited principally by mail and by electronic media, although directors, officers and employees of XPLR or its affiliates may solicit proxies personally, by telephone or by electronic means, but without compensation other than their regular compensation, if any. XPLR has retained D.F. King & Co., Inc. to assist it in the solicitation of proxies, for which D.F. King & Co., Inc. will be paid a fee of $12,500 plus reimbursement of out-of-pocket expenses. XPLR will reimburse custodians, nominees and other persons for their out-of-pocket expenses in sending the Notice and/or proxy materials to beneficial owners.
Could other matters be decided at the annual meeting?
At the date of printing this proxy statement, the Board did not know of any matters to be submitted for action at the annual meeting other than those referred to in this proxy statement and does not intend to bring before the annual meeting any matter other than the proposals described in this proxy statement. If, however, other matters are properly brought before the annual meeting, or any adjournment or postponement thereof, your proxies include discretionary authority on the part of the individuals appointed to vote your units or act on those matters according to their discretion, including voting to adjourn or postpone the annual meeting one or more times to solicit additional proxies with respect to any proposal or for any other reason.

BUSINESS OF THE ANNUAL MEETING
Proposal 1: Election of the four nominees specified in this proxy statement as directors
The Board is currently composed of seven members. In accordance with our Sixth Amended and Restated Agreement of Limited Partnership (“Partnership Agreement”), four of the seven directors will be elected by unitholders at the annual meeting. The other three directors are appointed by our general partner, XPLR Infrastructure Partners GP, Inc. (the “general partner”), in its sole discretion.
The current directors are John W. Ketchum (Chairman), Susan D. Austin, Brian W. Bolster, Robert J. Byrne, Michael H. Dunne, Mark E. Hickson and Peter H. Kind.
Upon the recommendation of the chief executive officer, the Board has nominated the four directors listed below for election as directors at the 2026 annual meeting (“Elected Directors”). Unless you specify otherwise in your voting instructions, your proxy will be voted FOR each of the Elected Directors. If any Elected Director becomes unavailable for election, which is not currently anticipated, proxies instructing a vote for that Elected Director may be voted for a substitute nominee selected by the Board.
The Board believes that the Board membership at its current size is appropriate because such a Board size facilitates substantive discussions among Board members, provides for sufficient staffing of Board committees and allows for contributions by directors having a broad range of skills, expertise, industry knowledge and perspectives. Elected Directors serve until the next annual meeting of unitholders or until their respective successors are qualified and elected.
Director Qualifications. The Company’s Corporate Governance Principles & Guidelines, a copy of which is available on the Company’s website at http://www.investor.xplrinfrastructure.com, identify Board membership qualifications, including experience, skills and attributes that are considered by the Board in recommending nominees for Board membership. The Board views itself as a cohesive whole consisting of members who together serve the interests of the Company and its unitholders. Qualifications, attributes and other factors considered by the Board in recommending director nominees include, but are not limited to, the following:
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integrity, competence, insight, creativity and dedication, together with the ability to work with colleagues while challenging one another to achieve superior performance;

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attainment of a prominent position in their field of endeavor;

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broad business experience;

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the ability to exercise sound business judgment;

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the ability to draw on experience relative to significant issues facing the Board and the Company;

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experience in the Company’s industry or in another industry or endeavor with practical application to the needs of the Company and the Board;

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sufficient time for preparation and participation in Board and committee meetings (including by limiting service on public company boards to no more than three additional boards);

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possession of attributes deemed appropriate given the then-current needs of the Board;

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contribution to the achievement of a mix of directors who represent a diversity of background and experience, including age, gender, race, ethnicity and specialized experience;

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independence as described in applicable listing standards, legislation and regulations and the Company’s Corporate Governance Principles & Guidelines; and

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whether the individual would be considered an “audit committee financial expert” or “financially literate” as described in applicable listing standards or regulations.

Information about each director appointed by our general partner and each director nominee is presented below and includes specific experience, qualifications, attributes and skills that led the general partner and Board to the conclusion that he or she should serve as a director. Overall, the directors appointed by our general partner and the Elected Directors represent a diverse mix of qualifications deemed beneficial to the formation of a cohesive and effective Board.

Directors Appointed by Our General Partner
The following directors were appointed by our general partner and serve a current term expiring on the date that their successors are qualified and appointed.
Brian W. Bolster
Biography
Mr. Bolster, 53, has served as a member of the XPLR Board since May 2024. Mr. Bolster has served as president and chief executive officer of NextEra Energy Resources, LLC (“NextEra Energy Resources”), an indirect wholly owned subsidiary of NextEra Energy since May 2025. He served as chief financial officer of XPLR from May 2024 to January 27, 2025. He has also served as executive vice president, finance and chief financial officer of NextEra Energy and as executive vice president, finance and chief financial officer of NextEra Energy’s subsidiary, Florida Power & Light Company, from May  2024 to May 2025. Mr. Bolster joined the NextEra Energy Group from Goldman Sachs & Co., LLC (“Goldman Sachs”), a global investment banking, securities and investment management firm, following a nearly 25-year career at the firm. He was head of natural resources in the Americas with responsibility for the administration of investment banking across power, infrastructure, chemicals, energy, metals and mining. He joined the energy and power group at Goldman Sachs as an associate in 1999, was named managing director in 2007 and became a partner in 2012.
Qualifications
Mr. Bolster’s qualifications to serve as a director include his experience in finance, investment banking and management gained through his 25-year career at Goldman Sachs, where he played an integral role in growing the firm’s natural resources business. He worked with teams across the firm to meet the unique needs of Goldman Sachs’ power, utilities and infrastructure clients, providing seamless cross border capabilities and connecting resources and products around the world. Mr. Bolster holds a Bachelor of Arts in government and an MBA and a Juris Doctor from Georgetown University.
Michael H. Dunne
Biography
Mr. Dunne, 50, has served as a member of the XPLR Board since May 2025. He has also served as executive vice president, finance and chief financial officer of NextEra Energy and as executive vice president, finance and chief financial officer of NextEra Energy’s subsidiary, Florida Power & Light Company, since May 2025. He also served as treasurer and assistant secretary of NextEra Energy from February 2023 to January 2025 and of our general partner from December 2022 to February 2025. Prior to joining NextEra Energy in early 2022, Mr. Dunne served as managing director, power and renewables, investment banking for Bank of America Corporation (“Bank of America”), where he led the firm’s renewable and energy transition strategic advisory efforts. He joined Bank of America Corporation, a major banking and financial services company, in 2002 and held positions of increasing responsibility during his tenure.
Qualifications
Mr. Dunne’s qualifications to serve as a director include his experience in finance, accounting, tax equity, project finance, M&A and project development. Mr. Dunne holds a law degree from Harvard Law School and a bachelor’s in economics and history from Duke University.
Mark E. Hickson
Biography
Mr. Hickson, 59, has served as a member of the XPLR Board since its establishment in August 2017 and has served as executive vice president, strategy and corporate development of our general partner since February 2017. He served as executive vice president, strategy and corporate development of XPLR from August 2017 to January 27, 2025. He has served as executive vice president, corporate development and strategy of NextEra Energy since May 2022 and previously served as executive vice president, corporate development, strategy, quality and integration of NextEra Energy from May 2017 to May 2022. Prior to that, he served as senior vice president, corporate development, strategy, quality and integration of NextEra Energy from May 2016 to May 2017. Mr. Hickson previously served as vice president, strategy and corporate development of our general partner from March 2014 to February 2017 and senior vice president, corporate development and strategic initiatives of NextEra Energy from February 2015 to May 2016. From May 2012 to February 2015, he was vice president, strategy and corporate development of NextEra Energy. From 1997 to April 2012, Mr. Hickson served as managing director in Global Mergers and Acquisitions at Merrill Lynch & Co. Mr. Hickson served as a director of Fisker Inc., an electric vehicle automaker, from July 2020 until April 2024. He previously served on the board of our general partner from February 2015 until August 2017.
Qualifications
Mr. Hickson’s qualifications to serve as a director include his expertise in mergers, acquisitions and capital markets transactions gained through his current and prior positions. Mr. Hickson has a bachelor’s degree in aerospace engineering from Texas A&M University and an MBA from Columbia University, where he graduated with honors.
Director Nominees
The following Elected Directors currently serve as directors of the Board and have been nominated by the Board for election at the 2026 annual meeting. If elected, each Elected Director will serve until the next annual meeting of unitholders or until a successor Elected Director has been qualified and elected.
Susan D. Austin
Biography
Ms. Austin, 58, has served as a member of the XPLR Board since its establishment in August 2017. Ms. Austin has served as the chief financial officer of Grace Church School, a co-educational independent school in downtown Manhattan, New York City, since September 2019. She added the title of chief operating officer in July 2023. Prior to joining Grace Church School, Ms. Austin served as a senior managing director with Brock Capital LLC, an investment banking firm focusing on strategic and corporate advisory services, since October 2014. In addition, she served as vice chairman of Sheridan Broadcasting Corporation (“SBC”), a radio broadcasting company, until July 2017, where she served in various leadership capacities after joining the company in 2002 as vice president of strategic planning and treasurer. In 2004, Ms. Austin became president of the Sheridan Gospel Network and, in 2007, was named senior vice president and chief financial officer of SBC. She was promoted to vice chairman of SBC in July 2013. Prior to joining SBC, Ms. Austin spent 10 years in investment banking, specializing in telecommunications and media finance. Ms. Austin serves as an independent trustee or director of certain Prudential Insurance mutual funds (since 2011). She previously served on the board of our general partner from February 2015 until August 2017.
Qualifications
Ms. Austin’s qualifications to serve as a director include her expertise in strategic planning, treasury operations, finance and capital markets transactions through her current and prior positions. Ms. Austin has a Bachelor of Arts degree in mathematics from Harvard College and an MBA from Stanford University Graduate School of Business.
Robert J. Byrne
Biography
Mr. Byrne, 64, has served as a member of the XPLR Board since December 2018. He served as a director of Masonite International Corporation (“Masonite”) (NYSE: DOOR), one of the largest manufacturers of doors in the world, beginning in June 2009 and as chairman of the board from July 2010 until May 2024 when Masonite was acquired by Owens Corning (NYSE: OC). Since January 2019, Mr. Byrne has served as executive chairman of Source2, Inc., a privately held company specializing in providing recruiting assistance to middle market companies with high volume hiring needs. Since September 2024, Mr. Byrne has served as a director on the board of Total PowerGen Solutions, a private equity-owned company headquartered in Toronto, Canada that specializes in the service, sale and rental of emergency power systems. Previously, Mr. Byrne was the founder and served as president of Power Pro-Tech Services, Inc., which specialized in the installation, maintenance and repair of emergency power and solar photovoltaic power systems, from its founding in 2012 until it was sold in 2017 to PowerSecure. From 1999 to 2001, Mr. Byrne was executive vice president and chief financial officer of EPIK Communications, a start-up telecommunications company which merged with Progress Telecom in 2001 and was subsequently acquired by Level3 Communications. Having begun his career in investment banking, Mr. Byrne served as partner at Advent International, a global private equity firm, from 1997 to 1999 and immediately prior to that, from 1993 to 1997, served as a director of Orion Capital Partners. Mr. Byrne previously served as an independent director of the board of our general partner from July 2014 through April 2017.
Qualifications
Mr. Byrne’s qualifications to serve as a director include his expertise in the founding and managing of businesses in the electric power and telecommunications industries as well as his experience as the chairman of Masonite and as a former member of Masonite’s audit committee. Mr. Byrne has a bachelor’s degree, summa cum laude, from the Wharton School at the University of Pennsylvania and an MBA from Harvard Business School.
John W. Ketchum
Biography
Mr. Ketchum, 55, was appointed to the XPLR Board upon its establishment in August 2017 and has served on the board of our general partner since March 2022. He has been chairman of the NextEra Energy Board of Directors since July 2022, and president and chief executive officer and a director of NextEra Energy since March 2022. He also served as chief executive officer of XPLR from March 2022 to January 27, 2025. He has also served as chairman of NextEra Energy’s subsidiary, Florida Power & Light Company (which has no publicly traded stock) since February 2023. He previously served as president and chief executive officer of NextEra Energy Resources from March 2019 until March 2022. Mr. Ketchum also served as executive vice president, finance and chief financial officer of NextEra Energy from March 2016 until March 2019. Previously, Mr. Ketchum served as NextEra Energy’s senior vice president, finance from February 2015 to March 2016. From December 2013 to February 2015, he was senior vice president, business management and finance of NextEra Energy Resources and from December 2012 to December 2013, he was senior vice president, business management of NextEra Energy Resources. Mr. Ketchum served as vice president, general counsel & secretary of NextEra Energy Resources from June 2009 to December 2012. Mr. Ketchum joined NextEra Energy in 2002 and held various business, finance and legal roles prior to being named vice president, general counsel and secretary of NextEra Energy Resources. Prior to joining NextEra Energy in 2002, Mr. Ketchum served as corporate counsel to TECO Energy and as a corporate and securities law associate for Holland & Knight, LLP in Tampa, Florida. He began his career as a tax lawyer for Lathrop & Gage in Kansas City, Missouri, and, prior to that, worked in corporate banking. He has also served as chief executive officer of our general partner since March 2022. Previously, he served as president of XPLR and our general partner from March 2019 until March 2022 and as chief financial officer of XPLR from August 2017 until March 2019 and our general partner from March 2016 until March 2019.
Qualifications
Mr. Ketchum’s qualifications to serve as a director include his extensive experience in operations, strategic planning, risk management and mergers and acquisitions gained through his current and prior positions. He also has experience in finance, financial reporting and management gained through his roles as the executive vice president, finance and chief financial officer and senior vice president, finance of NextEra Energy, among other roles. Mr. Ketchum also has experience leading a growing business as former president of NextEra Energy Resources and as NextEra Energy Resources’ former senior vice president, business management. He has a Bachelor of Arts degree in economics and finance, magna cum laude, from the University of Arizona and Master of Laws in taxation and Juris Doctor degrees from the University of Missouri—Kansas City School of Law. Mr. Ketchum also completed the Emerging CFO-Strategic Financial Leadership Program at Stanford University.
Peter H. Kind
Biography
Mr. Kind, 69, has served on the XPLR Board since its establishment in August 2017. He has served as executive director of Energy Infrastructure Advocates LLC, an independent financial and strategic advisory firm, since 2012. From 2009 to 2011, Mr. Kind was a senior managing director of Macquarie Capital, an investment banking firm. From 2005 to 2009, Mr. Kind was a managing director of Bank of America Securities and group head of Power and Utility Investment Banking. Mr. Kind, a certified public accountant (“CPA”), also has experience in the audit of large public energy companies. He served as a director and chairman of the audit committee of the general partner of Enable Midstream Partners, LP, an owner, operator and developer of midstream energy infrastructure, from February 2014 until December 2021. He previously served on the board of our general partner from July 2014 until August 2017.
Qualifications
Mr. Kind’s qualifications to serve as a director include his expertise in capital markets transactions and in public accounting and auditing in the energy industry gained through his current and prior positions. Mr. Kind has a Bachelor of Science degree in accounting from Iona College and an MBA from the NYU Stern School of Business. He is also a CPA.
Unless you specify otherwise in your voting instructions, your proxy will be voted FOR election of each of the four Elected Director nominees.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL FOUR NOMINEES

Proposal 2: Ratification of appointment of Deloitte & Touche LLP as XPLR’s independent registered public accounting firm for 2026
In accordance with the provisions of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the audit committee of the Board (“Audit Committee”) appoints the Company’s independent registered public accounting firm. It has appointed Deloitte & Touche LLP (“Deloitte & Touche”) as the independent registered public accounting firm to audit the accounts of XPLR and its subsidiaries, as well as to provide its opinion on the effectiveness of the Company’s internal control over financial reporting, for the fiscal year ending December 31, 2026. Although ratification is not required, the Board is submitting the selection of Deloitte & Touche to unitholders as a matter of good corporate practice. If the unitholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee, although the Audit Committee may nonetheless decide to continue the retention of Deloitte & Touche as the Company’s independent registered public accounting firm for 2026. Even if the appointment is ratified, the Audit Committee may, in its discretion, terminate the service of Deloitte & Touche at any time during the year if it determines that the appointment of a different independent registered public accounting firm would be in the best interests of XPLR and its unitholders. Representatives of Deloitte & Touche are expected to be present at the annual meeting and will have an opportunity to make a statement and respond to appropriate questions from unitholders at the annual meeting.
Unless you specify otherwise in your voting instructions, your proxy will be voted FOR ratification of appointment of Deloitte & Touche as XPLR’s independent registered public accounting firm for 2026.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS XPLR’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

Proposal 3: Approval, by non-binding advisory vote, of the compensation of XPLR’s named executive officers
The Company is asking unitholders to cast an advisory vote on the compensation of the Company’s named executive officers (“NEOs”), which is commonly called a “say-on-pay” vote. The advisory vote, which is required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is to approve the compensation of the Company’s NEOs as described under the “Compensation Discussion & Analysis” section of this proxy statement (beginning on page 27). Although this vote is not binding, it will provide information to the Board regarding investor sentiment about the Company’s executive compensation philosophy, policies and practices, which the Board will consider when making future determinations regarding NEO compensation. The Company currently plans to give unitholders the opportunity to cast an advisory vote on this matter every year, so that, following the vote on this proposal, the next opportunity will occur in connection with the Company’s 2027 annual meeting of unitholders.
The Company did not pay for any compensation for its executive officers for 2025. All of the executive officers of the Company in 2025 were also employees of the NextEra Energy Group with extensive experience in the energy industry. All compensation for the Company’s executive officers for 2025, including the portion that was fixed and variable, was paid by the NextEra Energy Group as part of NextEra Energy’s 2025 executive compensation programs to compensate these officers for the performance of their duties as employees of the NextEra Energy Group, which included managing—in some cases exclusively—the Company. Affiliates of NextEra Energy provide services effectively to manage all aspects of the Company’s business, including various general and administrative services, such as technical, commercial, regulatory, financial, accounting, treasury, tax and legal staffing, and related support services, pursuant to a Management Services Agreement (“MSA”), for which the Company pays a management services fee. While no portion of the management services fee for 2025 was allocated to executive officer compensation, the services of the individuals serving as the Company’s executive officers were furnished by the NextEra Energy Group pursuant to the MSA. The MSA provides in general that the Company is not required to reimburse any member of the NextEra Energy Group for the salaries and other compensation of the management, personnel or support staff of the NextEra Energy Group who provides services to the Company pursuant to the agreement (including those who serve as executive officers of the Company).
The NEOs for the year ended December 31, 2025 were Alan Liu, who has served as president and chief executive officer since January 27, 2025, Jessica Geoffroy, who has served as chief financial officer since January 27, 2025, John W. Ketchum, who served as chief executive officer from March 1, 2022 to January 27, 2025, and Brian W. Bolster, who served as chief financial officer from May 6, 2024 to January 27, 2025.
The 2026 NextEra Energy proxy statement, expected to be filed no later than early April 2026, will include disclosure of the compensation Messrs. Ketchum and Bolster received from NextEra Energy for the performance of their duties as employees of the NextEra Energy Group, including managing the Company, as well as a discussion and analysis by NextEra Energy of that compensation.
The Company asks unitholders to approve this proposal by approving the following non-binding resolution:
RESOLVED, that the unitholders of XPLR Infrastructure, LP approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as described in the XPLR Infrastructure, LP proxy statement for the 2026 annual meeting of unitholders, including the Compensation Discussion & Analysis section.
Unless you specify otherwise in your voting instructions, your proxy will be voted FOR approval, by non-binding advisory vote, of the compensation of XPLR’s NEOs.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL, BY NON-BINDING ADVISORY VOTE, OF THE COMPENSATION OF XPLR’s NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT

Proposal 4: Approval of the XPLR Infrastructure, LP Amended and Restated 2024 Long Term Incentive Plan
Unitholders are asked to consider and vote upon a proposal to approve the XPLR Infrastructure, LP Amended and Restated 2024 Long Term Incentive Plan (the “Amended and Restated 2024 LTIP” or the “plan”).
On February 9, 2026, the Board unanimously approved the Amended and Restated 2024 LTIP, subject to unitholder approval at the next annual meeting. If this proposal is approved at the annual meeting, the Amended and Restated 2024 LTIP will become effective at the time of unitholder approval.
The purpose of this proposal is to maintain a unitholder-approved plan under which the Company may continue to make compensatory equity-based awards to directors and officers and employees and to employees of the Company’s affiliates (and other independent service providers). Such awards are integral to motivate and encourage unitholder value creation. The Amended and Restated 2024 LTIP will replace the Company’s 2024 Long Term Incentive Plan (the “Initial 2024 LTIP”), which was first approved in 2024 and which will terminate on June 30, 2034.
No awards under the Amended and Restated 2024 LTIP have been granted or will be granted unless and until the Amended and Restated 2024 LTIP is approved by the Company’s unitholders at the annual meeting. Grants of awards under the Amended and Restated 2024 LTIP will be at the discretion of the Board and each committee authorized to grant awards under the plan. The Company’s Board and executive officers have an interest in this proposal, as they will be eligible to receive awards under the Amended and Restated 2024 LTIP.
The Board believes that approval of the Amended and Restated 2024 LTIP is in the best interests of the Company and its unitholders. Unitholders are encouraged to read in their entirety this proposal and the text of the Amended and Restated 2024 LTIP in the form in which it would become effective upon approval by unitholders, which appears at the end of this proxy statement as Appendix A.
Unless you specify otherwise in your proxy instructions, your proxy will be voted FOR approval of the XPLR Infrastructure, LP Amended and Restated 2024 Long Term Incentive Plan.
The Amended and Restated 2024 LTIP maintains substantially all of the principal terms of the Initial 2024 LTIP, with the following modifications:
•
Number of units available for grant:   One million one hundred thousand units were approved in the Initial 2024 LTIP. The Amended and Restated 2024 LTIP provides for two million units.

•
Vesting:   The Amended and Restated 2024 LTIP provides for a minimum vesting requirement of at least one year, provided that the following awards shall not be subject to the minimum vesting requirement: (a) Substitute Awards; (b) Units delivered in lieu of fully vested cash obligations; and (c) any additional awards the Committee may grant, up to a maximum of five percent (5%) of the Units authorized for issuance under the Amended and Restated 2024 LTIP. Accelerated vesting on death, disability or change of control continues to be permissible under the Amended and Restated 2024 LTIP.

•
Delegation:   The Amended and Restated 2024 LTIP provides that no delegation of the authority to grant awards under the Plan shall be permitted to individuals who are subject to either the reporting requirements of Section 16(a) of the Exchange Act or the short-swing trading provisions of Section 16(b) of the Exchange Act.

•
All other material provisions are substantially the same as those set forth in the Initial 2024 LTIP.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE XPLR INFRASTRUCTURE, LP AMENDED AND RESTATED 2024 LONG TERM INCENTIVE PLAN

INFORMATION ABOUT XPLR AND MANAGEMENT
Unit Ownership of Certain Beneficial Owners and Management
The following table shows the beneficial ownership of XPLR units as of March 9, 2026 by the only persons known by the Company to own beneficially more than 5% of any class of the outstanding units based on the units outstanding on March 9, 2026:
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Special Voting Units	NextEra Energy, Inc. 700 Universe Blvd. Juno Beach, FL 33408(1)	98,781,831	100%
Common Units	NextEra Energy, Inc. 700 Universe Blvd. Juno Beach, FL 33408(1)	2,337,882	1.21%
Common Units	Anchorage Capital Advisors, L.P.(2)	6,899,310	7.3%

(1)
NextEra Energy Equity Partners, LP (“NEE Equity”), which is indirectly, wholly owned by NextEra Energy, holds non-economic special voting units that provide NEE Equity with an aggregate number of votes on certain matters that may be submitted for a vote of XPLR’s unitholders that is equal to the aggregate number of common units of XPLR Infrastructure Operating Partners, LP (“XPLR OpCo”) held by NEE Equity on the relevant record date. As of March 9, 2026, NEE Equity held 98,781,831 special voting units, and another subsidiary of NextEra Energy owned 2,337,882 common units. In the aggregate, the special voting units and common units held by subsidiaries of NextEra Energy represent approximately 52.4% of outstanding voting power. See pages 2 – 4 for a description of certain limitations on the voting rights.

(2)
This information has been derived from a statement on Schedule 13G of Anchorage Capital Advisors, L.P. (“Anchorage”) filed with the SEC on February 17, 2026. As of December 31, 2025, Anchorage reported that it had shared dispositive power with respect to 6,899,310 common units and shared voting power with respect to 6,899,310 common units and no common units with sole voting or dispositive power.

The table below shows the number of XPLR units beneficially owned as of March 9, 2026 by each of XPLR’s directors and each NEO, as well as the number of units beneficially owned by all of XPLR’s directors and executive officers as a group. As of March 9, 2026, each individual beneficially owned less than 1%, and all directors and NEOs as a group beneficially owned less than 1%, of XPLR units. No units are pledged as security.
Name	Units Beneficially Owned
	Units Owned	Units Which May Be Acquired Within 60 Days	Total Units Beneficially Owned
Susan D. Austin	61,320	0	61,320
Brian W. Bolster	63,443	0	63,443
Robert J. Byrne	69,037	0	69,037
Michael H. Dunne	41,032	0	41,032
Jessica L. Geoffroy	24,246	0	24,246
Mark E. Hickson	82,812	0	82,812
John W. Ketchum	219,793	0	219,793
Peter H. Kind	71,667	0	71,667
Alan Liu	118,045	0	118,045
All directors and executive officers as a group (9 persons)	751,395	0	751,395
The Company’s Securities Trading Policy; Hedging Transactions
The Company has adopted the NextEra Energy Securities Trading Policy as its own Securities Trading Policy (the “Trading Policy”). The Trading Policy governs the purchase, sale, and other dispositions of Company securities by all officers, directors and employees, if any, of our general partner, XPLR and XPLR’s subsidiaries, and family members (as described in the Trading Policy), other members of a person’s household and entities controlled by a person covered by the Trading Policy (“Insiders”), and is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards applicable to the Company. The Trading Policy prohibits Insiders from engaging in certain transactions with respect to the securities of the Company, including transactions in publicly traded options, short sales, hedging transactions such as prepaid variable forwards, equity swaps and collars, margin accounts and pledges, and standing and limit orders. The full text of the Trading Policy is available at www.xplrinfrastructure.com and is incorporated by reference as Exhibit 19 to the Company’s Annual Report on 10-K for the year ended December 31, 2025.
Delinquent Section 16(a) Reports
The Company’s directors and executive officers are required to file initial reports of ownership and reports of changes of their beneficial ownership of XPLR shares with the SEC pursuant to Section 16(a) of the Exchange Act. Due to an inadvertent error, Messrs. Bolster and Hickson did not timely file a Form 4 for one 2025 transaction.

CORPORATE GOVERNANCE AND BOARD MATTERS
Corporate Governance Principles & Guidelines/Company Code
The Company’s Corporate Governance Principles & Guidelines, Code of Business Conduct & Ethics (“Company Code”) and Code of Ethics for Senior Executive and Financial Officers (“Senior Officer Code”) cover a wide range of business practices and procedures. The Company Code and the Senior Officer Code were approved by the Board. The Senior Officer Code applies to XPLR’s chief executive officer, chief financial officer and controller (or any persons performing similar functions). The Company Code applies to all representatives of XPLR and its subsidiaries, including directors, officers and employees. The Corporate Governance Principles & Guidelines, Company Code and Senior Officer Code are available on the Company’s website at www.xplrinfrastructure.com. Any amendments or waivers of the Senior Officer Code that are required to be disclosed to unitholders under SEC rules will be disclosed on the Company’s website at the address listed above. The Company will provide a printed copy of its Company Code upon request by a unitholder to the Corporate Secretary of the Company by mail or courier service c/o XPLR Infrastructure, LP, 700 Universe Boulevard, Juno Beach, Florida 33408, Attn: Corporate Secretary.
Audit Committee Charter
In November 2025, the Audit Committee Charter was amended in order to assign risk oversight with respect to the Company’s use of artificial intelligence (“AI”) to the Audit Committee. At least annually, the Audit Committee is responsible for discussing with management, the Company’s risk oversight with respect to AI as well as emerging AI developments.
Director Independence
The NYSE does not require a listed publicly traded limited partnership, such as the Company, to have a majority of independent directors on the board. Notwithstanding the foregoing, the Board conducts an annual review regarding the independence from the Company of each of its members and, in addition, assesses the independence of any new member at the time that the new member is considered for appointment to or nomination for election to the Board. The Board considers all relevant facts and circumstances and uses the criteria set forth in the NYSE corporate governance independence standards (the “NYSE standards”), which are the applicable standards under SEC rules, to assess director independence. These standards also are set forth or referred to in the Corporate Governance Principles & Guidelines, which are available on the Company’s website at www.xplrinfrastructure.com. In order to determine that a director is independent, the Board must affirmatively determine that the director has no material relationship with the Company (directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). When assessing the materiality of a director’s relationship (if any) with the Company, the Board considers materiality both from the standpoint of the director and from the standpoint of persons or organizations with which the director has an affiliation. Material relationships for this purpose may include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.
The NYSE standards and Rule 10A-3 under the Exchange Act include an additional requirement that members of the Audit Committee may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their compensation for service as a director.
Based on its review conducted in accordance with the Company’s Corporate Governance Principles & Guidelines and the NYSE standards, the Board determined that Susan D. Austin, Robert J. Byrne and Peter H. Kind, constituting all three non-employee directors of XPLR, are independent under the Company’s Corporate Governance Principles & Guidelines and the NYSE standards (including the separate Audit Committee standards).
Board Leadership Structure
As set forth in the Company’s Corporate Governance Principles & Guidelines, the Board believes that the decision as to who should serve as chairman of the Company’s Board (“Chairman”) and as chief executive officer, and whether the offices should be combined or separate, is properly the responsibility of the Board, to be exercised from time to time in appropriate consideration of the Company’s then-existing characteristics or circumstances. Since January 2025, the Company has separated the positions of chief executive officer and Chairman. The Board believes this separation is appropriate for the Company at this time.

Executive sessions of XPLR’s independent directors are regularly scheduled. The chairman of the Audit Committee chairs the Board executive sessions and thereafter provides feedback to the Chairman. The Board believes that having regular Board executive sessions, three independent directors and the other corporate governance structures and processes described in this proxy statement allow the Board to maintain effective oversight of management. Committee executive sessions are chaired by the committee chairs, all of whom are independent directors. The Board does not have a lead director.
Board Role in Risk Oversight
In accordance with the Company’s Corporate Governance Principles & Guidelines, the Board reviews material risks facing the Company and oversees the Company’s risk management practices.
Although it is the job of management to assess and manage the Company’s risks, the Board and its Audit Committee (each where applicable) discuss the guidelines and policies that govern the process by which risk assessment and management is undertaken and evaluate reports from various functions with the management team on risk assessment and management. The Board interfaces regularly with management and receives periodic reports that include updates on financial, legal and other risk management matters.
The Audit Committee assists the Board in its oversight of the integrity of the Company’s financial statements. The Audit Committee also reviews and assesses the performance of the Company’s internal audit function and its independent auditors. In accordance with the Audit Committee’s Charter, to the extent required or as it deems appropriate, the Audit Committee discusses with management the Company’s policies with respect to risk assessment and risk management, reviews and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures and ensures that risks identified from time to time as major risks are reviewed by the Board. In addition, the Board receives regular reports from the Audit Committee.
Director Meetings and Attendance
The Board and its committees meet on a regular schedule and also hold special meetings from time to time. The Board met five times in 2025. All current directors attended 100% of the Board meetings and meetings of the committees on which they served during 2025.
The Company currently does not have a policy with regard to director attendance at the annual meeting of unitholders. All six directors who were directors at the time of the 2025 annual meeting of unitholders attended the 2025 annual meeting of unitholders. Mr. Dunne was appointed as a director of XPLR in May 2025.
Board Committees
The standing committees of the Board are the Audit Committee and the Conflicts Committee. Each committee regularly reports its activities and actions to the full Board, generally at the next Board meeting following the committee meeting. Each of the committees operates under a written charter approved by the Board and the Audit Committee conducts an annual evaluation of its performance. Additionally, the Board as a whole conducts a self-assessment annually. The charter of the Audit Committee is required to comply with the NYSE corporate governance requirements. There are no NYSE requirements for the charter of the Conflicts Committee. The current membership and functions of the committees are described below.
Compensation Committee
Because the Company is a limited partnership, it is not required by the rules of the NYSE to have a compensation committee. The Company does not currently have a compensation committee. The Company did not pay for any compensation for its executive officers in 2025. All of the executive officers of the Company in 2025 were also employees of the NextEra Energy Group. All compensation for the Company’s executive officers during 2025, including the portions that were fixed and that were variable, was paid by the NextEra Energy Group as part of NextEra Energy’s 2025 executive compensation program to compensate these officers for the performance of their duties as employees of the NextEra Energy Group, which included managing the Company. NextEra Energy does not allocate this compensation between services for the Company and services for the NextEra Energy Group. The Company’s executive officers in 2025 did not receive any additional compensation for their services to the Company’s business. If any compensation is to be paid by the Company to the Company’s executive officers, it will be reviewed and approved by the Board, because it performs the functions of a compensation committee if and when such committee is needed.

Compensation Committee Interlocks and Insider Participation
As discussed above, the Company does not have a compensation committee. Any compensation to be paid by the Company to the Company’s executive officers will be reviewed and approved by the Board because it performs the functions of a compensation committee if and when such committee is needed. During the year ended December 31, 2025, none of the directors or executive officers of the Company served as a member of a compensation committee or as a director of another entity that has, or has had, an executive officer who served as a member of the Board, except that Mr. Ketchum, who served as Chairman and Chief Executive Officer of the Company until January 2025, also served as chairman of the board of NextEra Energy in the same period. Mr. Ketchum had no relationship requiring disclosure by the Company under SEC rules relating to disclosure of transactions with related persons during the year ended December 31, 2025.
Nominating Committee
Because the Company is a limited partnership, it is not required by the rules of the NYSE to have a nominating committee. All functions of a nominating committee are performed by the Board as a whole, including consideration of director nominees. Additionally, unitholders elect a majority of the Board, and unitholders also have substantial proxy access rights to nominate up to four directors for inclusion in the Company’s proxy materials, as further discussed under “Proxy Access Unitholder Nominees.”
Audit Committee
The Board has an Audit Committee composed of Messrs. Byrne (Chair) and Kind and Ms. Austin, each of whom satisfies the NYSE standards and the Exchange Act independence standards. These standards also are set forth or referred to in the Corporate Governance Principles & Guidelines, which are available on the Company’s website at www.xplrinfrastructure.com. The Board has determined that each member of the Audit Committee satisfies the “financial literacy” standard of the NYSE and each of them also qualifies as an “audit committee financial expert” as such term is defined under the SEC’s regulations. The Audit Committee assists the Board in its oversight of the integrity of the Company’s financial statements and the Company’s compliance with related legal and regulatory requirements, corporate policies and controls. The Audit Committee has the sole authority to retain and terminate the Company’s independent registered public accounting firm, approve all auditing services and related fees and the terms thereof and pre-approve any non-audit services to be rendered by the Company’s independent registered public accounting firm. The Audit Committee is also responsible for confirming the independence and objectivity of the Company’s independent registered public accounting firm and for establishing procedures for the receipt, retention and treatment of complaints and concerns received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee conducts an annual self-evaluation. The Audit Committee met five times in 2025. A more detailed description of the Audit Committee’s duties and responsibilities is contained in the Audit Committee Charter, which is available on the Company’s website at www.xplrinfrastructure.com.
Conflicts Committee
The Conflicts Committee is composed of Messrs. Kind (Chair) and Byrne and Ms. Austin. The Conflicts Committee determines if the resolution of any conflict of interest referred to it is in the best interests of the Company and its unitholders. The charter of the Conflicts Committee provides that the members of the committee may not be officers or employees of XPLR or its general partner or directors, officers or employees of their affiliates, may not hold an ownership interest in XPLR’s general partner or its affiliates other than XPLR common units, including common units or awards under any long-term incentive plan, equity compensation plan or similar plan implemented by the Company, and must meet the independence standards established by the NYSE and the Exchange Act to serve on an audit committee of a board of directors. Any matters approved by the Conflicts Committee in good faith will be deemed to be approved by all of the Company’s unitholders and not to be a breach of any duties owed to the unitholders by XPLR, its general partner or the Board. A more detailed description of the Conflicts Committee’s duties and responsibilities is contained in the Conflicts Committee charter, which is available on the Company’s website at www.xplrinfrastructure.com.
Consideration of Director Nominees
Proxy Access Unitholder Nominees
Pursuant to the Partnership Agreement, a holder (or a group of up to 20 unitholders) owning units representing at least 10% of the voting power, including common units and special voting units, of the Company continuously for the relevant holding period may nominate and include in the Company’s proxy statement up to two directors (“Proxy Access Directors”). No more than four Proxy Access Directors are permitted to be included each year in the Company’s proxy materials. Unless a shorter holding period is specified by the Board, the holding period for the 2027 annual meeting is three years. Notice of Proxy Access Director nominees for the 2027 annual meeting of unitholders should be addressed to the Corporate Secretary, XPLR Infrastructure, LP, P.O. Box 14000, 700 Universe Boulevard, Juno Beach, Florida 33408-0420 and must be received no earlier than November 26, 2026 and no later than the close of business on December 26, 2026. In the event that the 2027 annual meeting is more than 30 days earlier or more than 60 days later than the anniversary date of the 2026 annual meeting, the notice of Proxy Access Director nominees must be received by the later of the close of business on the 120th day prior to the date of the 2027 annual meeting or the 10th day following the Company’s first public announcement of the date of the 2027 annual meeting. The proxy access mechanism is the exclusive means through which a common unitholder may nominate a candidate for election to the Board. The complete proxy access requirements are set forth in the Partnership Agreement, a copy of which is available at www.xplrinfrastructure.com.
In addition to satisfying the foregoing requirements under the Partnership Agreement, to comply with the universal proxy rules under Rule 14a-19 of the Exchange Act, unitholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than March 7, 2027.
Director Qualifications
In addition to the qualifications for directors set forth under Proposal 1, no person will be considered for Board membership who is an employee or director of a business in significant competition with the Company or of a major or potentially-major customer, supplier, contractor, counselor or consultant of the Company, or an executive officer of a business where a Company director serves on the board of such other business.
Generally, no person who has attained the age of 72 years by the date of election is eligible for election as a director. However, the Board may, by unanimous action (excluding the affected director), extend a director’s eligibility for one or two additional years.
Identifying and Evaluating Nominees for Directors
Candidates may come to the attention of the Board through current Board members, professional search firms, unitholders or other persons. Candidates are evaluated at regular or special meetings of the Board and may be considered at any time during the year. The Board considers all nominee recommendations, including those from unitholders, in the same manner when determining candidates for the Board. If any materials are provided by a unitholder in connection with the recommendation of a director candidate, such materials are provided to the Board. In evaluating nominations, the Board seeks to achieve a diverse balance of knowledge, experience and capability. For additional information about the process for nominating and electing directors, see “Proxy Access Unitholder Nominees” and “Director Qualifications” above and as set forth under Proposal 1.
Communications with the Board
The Board has established procedures by which unitholders and other interested parties may communicate with the Board, any Board committee or any director. Such parties may write to one or more of the directors, care of Corporate Secretary, XPLR Infrastructure, LP, P.O. Box 14000, 700 Universe Boulevard, Juno Beach, Florida 33408. They may also write to any member of the Audit Committee with a concern under the Company Code at the same address.
The Board has instructed the Company’s corporate secretary to assist the Board in reviewing all written communications to the Board, any Board committee or any director as follows:
(1)
Complaints or similar communications regarding accounting, internal accounting controls or auditing matters will be handled in accordance with the XPLR Infrastructure, LP Procedures for Receipt, Retention and Treatment of Complaints and Concerns Regarding Accounting, Internal Accounting Controls or Auditing Matters.

(2)
All other legitimate communications related to the duties and responsibilities of the Board or any committee will be promptly forwarded by the corporate secretary to the applicable directors, including, as appropriate under the circumstances, the Chairman and/or the appropriate committee chair.

(3)
All other unitholder, customer, vendor, employee and other complaints, concerns and communications will be handled by management, with Board involvement as advisable with respect to those matters that management reasonably concludes to be significant.

Communications that are of a personal nature or not related to the duties and responsibilities of the Board, that are unduly hostile, threatening, illegal or similarly inappropriate or unsuitable, that are conclusory or vague in nature, or that are surveys, junk mail, resumes, service or product inquiries, complaints, business solicitations or advertisements, generally will not be forwarded to any director unless the director otherwise requests or the corporate secretary determines otherwise.
Procedures for Review, Approval and Ratification of Related Person Transactions
The Conflicts Committee of the Board reviews and approves related person transactions to the extent required by the Partnership Agreement or to the extent that the Board seeks the approval of the Conflicts Committee.
The management of the Company is charged with primary responsibility for determining whether, based on the facts and circumstances, a proposed transaction is a related person transaction. For the purposes of this determination, (1) a related person includes any director or executive officer of the Company, any nominee for director of the Company, any unitholder known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, and any immediate family member of any such person and (2) a related person transaction includes any transaction, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.
If, after weighing all of the facts and circumstances, management determines that a proposed transaction is a related person transaction, management generally must present the proposed transaction to the Board for review or, if impracticable under the circumstances, to the Chairman. The Board must then either approve or reject the transaction. The Board may, but is not required to, seek the approval of the Conflicts Committee for the resolution of any related person transaction.
In addition, certain transactions must be referred to the Conflicts Committee pursuant to the terms of the Company’s Partnership Agreement and the Conflicts Committee’s charter. The Partnership Agreement and the Conflicts Committee’s charter are available on the Company’s website at www.xplrinfrastructure.com.
Transactions with Related Persons
NEE Equity, a wholly owned subsidiary of NextEra Energy, owns all of the Company’s special voting units and a majority of the common units of XPLR OpCo, which indirectly owns the Company’s projects. The Company owns the balance of outstanding XPLR OpCo common units.
The following is a summary of certain transactions between the Company and the NextEra Energy Group for 2025 and through the date of filing this proxy statement.
Amended and Restated Management Services Agreement
The Company, XPLR OpCo and XPLR Infrastructure Operating Partners GP, LLC, which is XPLR OpCo’s general partner (“XPLR OpCo GP”), are parties to a Fifth Amended and Restated Management Services Agreement with NextEra Energy Management Partners, LP (“NEE Management”), under which:
•
NEE Management provides or arranges for the provision of management, operations and administrative services to the Company and its subsidiaries under the direction of the Board, including managing their day-to-day affairs and providing individuals to act as executive officers and directors, to the extent such services are not otherwise provided under operation and maintenance services agreements and administrative service agreements (“ASAs”) between affiliates of NextEra Energy and the Company’s subsidiaries; and

•
XPLR OpCo pays, on the Company’s behalf, all operations and maintenance services fees or other expenses the Company or its subsidiaries incur.

Under the MSA, among other restrictions, NEE Management, its subsidiaries and any other entity or individual that NEE Management has arranged to provide services to the Company and its subsidiaries, are required to refrain from taking any action that, to NEE Management’s knowledge, at the time such action is taken, is intended to materially conflict with or directly contravene any resolution or other determination of the Board, in each case relating to the following significant activities of the Company:
•
establishing and approving the Company’s annual operating budget;

•
evaluating and approving capital decisions;

•
evaluating and approving debt and equity financing decisions;

•
assessing and approving quarterly cash distributions to unitholders; and

•
analyzing and approving related party transactions among NEE Management, its subsidiaries and any other entity or individual that NEE Management has arranged to provide services to the Company and its subsidiaries.

XPLR OpCo pays NEE Management an annual management fee equal to the greater of (1) 1% of the sum of XPLR OpCo’s net income plus interest expense, income tax expense and depreciation and amortization expense less certain non-cash, non-recurring items for the most recently ended fiscal year (calculated prior to the deduction of such fee and other fees paid under the MSA, such amount the “calculated fee”) and (2) $4.0 million (adjusted for inflation beginning in 2016). The management fee is paid in quarterly installments of $1.0 million (adjusted for inflation beginning in 2016) with an additional payment each January to the extent the calculated fee exceeds $4.0 million in the prior fiscal year (adjusted for inflation beginning in 2016). NEE Management is also entitled to receive an incentive distribution right fee (“IDR fee”) based on the hypothetical amount of distributions XPLR OpCo would be able to make to its common unitholders without giving effect to the IDR fee as an operating expense. In June 2022, the MSA was amended to cap the IDR fee paid by the Company at $39.25 million per quarter ($157 million per year) if quarterly distributions to XPLR OpCo unitholders are at or above $0.7625 ($3.05 on an annualized basis) per XPLR OpCo common unit. If quarterly distributions to XPLR OpCo unitholders are less than the $0.7625 threshold, then the IDR fee structure described in Part II, Item 5 of the 2021 Form 10-K will apply. In May 2023, NEE Management’s right to receive the IDR fee under the MSA was suspended in respect of each calendar quarter beginning with the IDR fee related to the period commencing on (and including) January 1, 2023 and expiring on (and including) December 31, 2026. Absent the IDR fee suspension, the IDR fee payments to NEE Management under the MSA will continue for so long as XPLR OpCo’s partnership agreement remains in effect, even if the MSA otherwise terminates in accordance with its terms. For the year ended December 31, 2025, XPLR OpCo recorded a total of approximately $8.4 million in expense under the MSA.
Operation and Maintenance (“O&M”) Services Agreements
For 2025, Company project entities were a party to 61 wind, 30 solar and one storage O&M services agreements with NextEra Energy Operating Services, LLC or another subsidiary of NextEra Energy Resources (together, “NEOS”). Under each O&M services agreement, NEOS provides customary day-to-day O&M services. NEOS is required to provide each project entity with a proposed annual budget for its review prior to the beginning of each operating year, which budget will be agreed upon between NEOS and the project entity. Each wind O&M services agreement, solar O&M services agreement, and storage O&M services agreement has a term range between 20 to 30 years, 25 to 30 years, and 30 years, respectively, which will be automatically extended for an additional five-year period unless the applicable project entity provides three months written notice prior to the end of the initial term to NEOS that it does not wish the term to be extended. Each O&M services agreement contains customary termination provisions.
In consideration for the performance of O&M services under the agreements, the Company pays a fixed annual fee paid in monthly installments. The annual fee for each project generally ranges between $800 to $3,100 (wind), $1,400 to $2,100 (solar), and $2,500 (storage) (excluding annual inflation adjustments) for each megawatt (“MW”) of nameplate capacity for the first year of the term of the applicable O&M services agreement and is adjusted annually based on the U.S. Consumer Price Index (“U.S. CPI”). In addition to the fixed annual fee, NEOS is entitled to be reimbursed for those reasonable and actual direct costs that are incurred by NEOS in the performance of its duties. Each O&M services agreement also requires that the applicable project entity provide, or pay for costs incurred by NEOS in providing, utility services to the project.
In connection with these agreements, the Company project entities recorded for 2025 aggregate expense of approximately $33.2 million, net of credits allocated by NEOS in respect of unplanned O&M costs.
Administrative Services Agreements (“ASA”)
For 2025, 106 Company project entities were a party to an ASA (“Project ASA”) with NextEra Energy Resources or one of its subsidiaries, pursuant to which NextEra Energy Resources or its subsidiary provided customary administrative services for the projects. Upon the expiration of the applicable initial term, each Project ASA will be extended for an additional five-year period unless the applicable entity informs NextEra Energy Resources in writing that it does not intend to extend the term of the agreement. Each Project ASA contains customary termination provisions.
In consideration for the performance of the administrative services, the Company pays an annual fee, which is the full and complete compensation for all costs incurred by NextEra Energy Resources in performing administrative services, except for its out of pocket expenses, for which it is entitled to reimbursement from the applicable entity. In connection with these agreements, the Company project entities recorded for 2025 aggregate expense of approximately $91.8 million.
Energy Management Agreements (“EMA”)
For 2025, 20 Company project entities were a party to an EMA with NextEra Energy Marketing, LLC (“NEM”), a subsidiary of NextEra Energy Resources, pursuant to which NEM acted as the agent of the project entities with respect to sales of energy, capacity and environmental attributes. In connection with these agreements, the Company project entities recorded for 2025 aggregate expense of approximately $1.6 million.
Genesis Technical Support and Services Agreement
Genesis Solar, LLC (“Genesis Solar”), a subsidiary of XPLR OpCo, is a party to a Technical Support and Services Agreement with NextEra Energy Resources, pursuant to which NextEra Energy Resources provides or arranges for third parties to provide specified services to Genesis Solar, including project siting, development, engineering, construction and construction management services. The agreement may be terminated by either party at any time by giving the other party prior written notice of the effective date of the termination. In connection with this agreement, Genesis Solar recorded for 2025 expense of approximately $0.2 million.
Amended and Restated Cash Sweep and Credit Support Agreement
XPLR OpCo and NextEra Energy Resources are parties to a Second Amended and Restated Cash Sweep and Credit Support Agreement, dated February 17, 2025 (the “CSCS Agreement”), under which:
•
NextEra Energy Resources provides certain credit support on behalf of the Company’s subsidiaries’ existing projects and, upon XPLR OpCo’s request and at NextEra Energy Resources’ option, may agree to provide certain credit support on behalf of any future project subsidiaries of the Company on similar terms, and XPLR OpCo will reimburse NextEra Energy Resources to the extent NextEra Energy Resources or its affiliates are required to make payments under such credit support or to post cash collateral, subject to certain exceptions; and

•
when the projects in the Company’s portfolio receive revenues or when XPLR OpCo receives distributions from the Company’s subsidiaries, NextEra Energy Resources or one of its affiliates may borrow excess funds from the Company’s subsidiaries, including XPLR OpCo, and hold such funds in an account of NextEra Energy Resources or one of its affiliates for the benefit of NextEra Energy Resources and its affiliates until such funds are required by the Company or its subsidiaries to fund distributions or pay the Company’s subsidiaries’ expenses or until XPLR OpCo otherwise demands the return of such funds. If NextEra Energy Resources or one of its affiliates realizes any earnings on the withdrawn funds prior to the return of such funds, it will be permitted to retain those earnings except as otherwise agreed upon with XPLR OpCo.

XPLR OpCo pays NextEra Energy Resources an annual credit support fee that is based on NextEra Energy’s borrowing costs, subject to adjustment. The fee is calculated as a fixed percentage of the aggregate amount of continuing credit support provided by NextEra Energy Resources or its affiliates to the Company’s subsidiaries, excluding credit support for which the Company’s subsidiaries do not have reimbursement obligations. If the aggregate amount of such credit support by NextEra Energy Resources or its affiliates increases or decreases, the credit support fee is adjusted accordingly as determined in good faith by NextEra Energy Resources.
The term of the CSCS Agreement is for ten years from July 1, 2014 and will automatically renew for successive five-year periods unless XPLR OpCo or NextEra Energy Resources provides written notice that it does not wish to renew the agreement. However, in certain limited circumstances, XPLR OpCo is permitted to terminate the CSCS Agreement prior to the expiration of its term upon 90-days prior written notice. In certain limited circumstances, NextEra Energy Resources is permitted to terminate the CSCS Agreement upon 180-days prior written notice.
The Company recorded for 2025 expense of approximately $0.8 million pursuant to this agreement.

Development and Construction Services and Other
NextEra Energy Resources or its affiliates for 2025 also provided development, construction and other services to Company project entities, including pursuant to a Construction Management and Equipment Supply Agreement, between XPLR OpCo and affiliates of NextEra Energy Resources, pursuant to which the NextEra Energy Resources affiliates provide or arrange for other service providers to provide development and construction management services with respect to the construction, alteration or repowering of wind, solar and other electricity generating facilities, including the procurement and supply of equipment and materials. The agreement was amended and restated effective September 2024 primarily to affirm the terms and conditions pursuant to which up to a maximum amount of wind projects (specified in terms of MW) of Company project entities may be repowered through 2027. Under the amendment, up to 2,400 MW of wind turbines may be repowered through 2027, pursuant to which the NextEra Energy Resources affiliates would earn, with respect to any repowering approved by the applicable governance policies of XPLR OpCo, a development fee of $50 per kilowatt of nameplate capacity of turbines repowered, upon commercial operation of such repowering. In addition to the transactions described above “Development and Construction Services and Other,” Company project entities capitalized costs of approximately $1,252 million for development, construction management and associated services by NextEra Energy Resources affiliates, including pursuant to this agreement and primarily in connection with wind repowerings. An affiliate of NextEra Energy Resources also during 2025 purchased a partial ownership interest in interconnection facilities owned by a Company project entity for approximately $0.9 million.
Sale and Co-investment Agreement
On February 10, 2026, XPLR OpCo signed a sale and co-investment agreement with NextEra Energy Resources Development, LLC, a subsidiary of NextEra Energy Resources. Under the sale and co-investment agreement, XPLR agreed to sell certain of its existing interconnection assets and rights at four operating sites to either (a) a newly formed joint venture, if XPLR were to exercise its option to co-invest in a to-be-built battery storage project at that site, or (b) a subsidiary of NextEra Energy Resources. XPLR also agreed to sell interconnection assets and rights at a fifth location directly to a subsidiary of NextEra Energy Resources. Total cash consideration for these sales is approximately $44 million. In addition, under the sale and co-investment agreement, XPLR intends to identify up to 500 MW of additional interconnection assets and rights to potentially sell to a subsidiary of NextEra Energy Resources, but will not have the option to co-invest in battery storage projects at these locations.
On March 26, 2026, XPLR OpCo delivered the investment option exercise notices to a subsidiary of NextEra Energy Resources, irrevocably electing to exercise the co-investment options under the sale and co-investment agreement. The notices state that XPLR OpCo will invest for a 49% equity interest in each of four joint ventures which will each develop, construct and operate a separate battery storage project. XPLR OpCo’s total commitment after exercising these options is estimated to be approximately $315 million, which, after consideration of asset-level financing proceeds, is expected to be funded through the sale of certain of XPLR OpCo’s subsidiaries’ interconnection assets and rights to either NextEra Energy Resources or the joint ventures.
Executive Officers
The executive officers of the Company as of March 26, 2026 are as follows:
Name	Age	Position(1)
Alan Liu(2)	43	President and Chief Executive Officer
Jessica Geoffroy(3)	39	Chief Financial Officer

(1)
The executive officers are appointed annually by the Board.

(2)
President and chief executive officer since January 27, 2025. Mr. Liu joined NextEra Energy in 2021. Prior to his most recent appointment, Mr. Liu served as vice president of XPLR from September 2024. From May 2022 to September 2024, he was executive director of risk management of NextEra Energy. From April 2021 to May 2022, Mr. Liu was a senior director in corporate development at NextEra Energy. Prior to joining NextEra Energy, Mr. Liu served with Goldman Sachs, a global investment banking, securities and investment management firm, in various positions, most recently as managing director in investment banking, a position which he held from January 2018 until April 2021.

(3)
Chief financial officer since January 27, 2025. Ms. Geoffroy joined NextEra Energy in 2018. Prior to her most recent appointment, Ms. Geoffroy served in the energy marketing and trading business of NextEra Energy Resources as an executive director of origination from May 2024 to January 2025. From March 2023 to May 2024, Ms. Geoffroy served as an executive director of an investment subsidiary of NextEra Energy. From September 2020 to March 2023, she was a director of investor relations for both NextEra Energy and XPLR. From February 2018 to September 2020, Ms. Geoffroy served as a director and senior director of finance for XPLR.

AUDIT-RELATED MATTERS
Audit Committee Report
The Audit Committee submits the following report for 2025:
In accordance with the written Audit Committee Charter, the Audit Committee of the Company (the “Audit Committee”) assists the Board of Directors (“Board”) in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee meets and discusses, among other things, the interim financial information contained in each quarterly earnings announcement with the chief financial officer, the controller and the independent registered public accounting firm prior to public release.
As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. These are the responsibilities of the Company’s independent registered public accounting firm and management. In discharging the duties of the Audit Committee, the Audit Committee has relied on (1) management’s representations to us that the financial statements prepared by management have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (2) the report of the independent registered public accounting firm with respect to such financial statements.
The Audit Committee discussed and reviewed with the independent registered public accounting firm all matters required to be discussed by the Securities and Exchange Commission (“SEC”) and all communications required by generally accepted auditing standards, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, “Communications with Audit Committees,” and discussed and reviewed the results of the firm’s audit of the Company’s financial statements. The Audit Committee also discussed the results of the internal audit examinations.
The Audit Committee also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with them their independence. The Audit Committee also reviewed any relationships that may affect the objectivity and independence of the independent registered public accounting firm and satisfied itself as to the firm’s independence and discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, resources and staffing. The Audit Committee reviewed with both the independent registered public accounting firm and the internal auditors their audit plans, audit scope and identification of audit risks.
The Audit Committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2025 with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the audit of those statements.
Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
In addition, and in accordance with its charter, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm management’s internal control report, management’s assessment of the internal control structure and procedures of the Company for financial reporting and the independent registered public accounting firm’s opinion on the effectiveness of the Company’s internal control over financial reporting, all as required to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Respectfully submitted,
Robert J. Byrne, Chair
Susan D. Austin
Peter H. Kind

Fees Paid to Deloitte & Touche LLP
The following table presents fees billed for professional services rendered by Deloitte & Touche, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, for the fiscal years ended December 31, 2025 and 2024.
	2025	2024
Audit Fees(1)	$ 2,171,000	$ 2,123,000
Audit-Related Fees(2)	$ 2,033,000	$ 2,503,000
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$ 4,204,000	$ 4,626,000

(1)
Audit fees consist of fees billed for professional services rendered for the audit of XPLR’s annual consolidated financial statements for the fiscal year, the reviews of the financial statements included in Quarterly Reports on Form 10-Q during the fiscal year, the audit of effectiveness of internal control over financial reporting, comfort letters and consents.

(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of XPLR’s consolidated financial statements and are not reported under audit fees. These fees primarily related to audits of subsidiary (non-SEC registrant) financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the Audit Committee Charter and the Audit Committee’s pre-approval policy for services provided by the independent registered public accounting firm, all services performed by Deloitte & Touche are approved in advance by the Audit Committee. Permitted services specifically identified in an appendix to the pre-approval policy for which the fee is expected to be $250,000 or less are pre-approved by the Audit Committee each year. This pre-approval allows management to request the specified permitted services on an as-needed basis during the year, provided any such services are reviewed with the Audit Committee at its next regularly scheduled meeting. Any permitted service for which the fee is expected to exceed $250,000, or that involves a service not listed on the pre-approval list, must be specifically approved by the Audit Committee prior to commencement of such service. The Audit Committee has delegated to the chair of the committee the right to approve audit, audit-related, tax and other services, within certain limitations, between meetings of the Audit Committee, provided any such decision is reported to the Audit Committee at its next regularly scheduled meeting.
In 2025 and 2024, no services provided to XPLR by Deloitte & Touche were approved by the Audit Committee after services were rendered pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X (which provides for a waiver of the otherwise applicable pre-approval requirement if certain conditions are met). Additionally, none of the services were approved after services were rendered pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

EXECUTIVE COMPENSATION
Compensation Discussion & Analysis
This Compensation Discussion & Analysis (also referred to as “CD&A”) describes the compensation paid for services to us during 2025 by the named executive officers of the Company (“NEOs”) referred to below and to the principles and practices used to determine the amount and form of this compensation. Please read this CD&A together with the compensation tables and related narrative that follow.
CD&A CONTENTS

Named executive officers
The NEOs during 2025 whose compensation is described in this Compensation Discussion & Analysis include Mr. Alan Liu, President and Chief Executive Officer (“CEO”), XPLR and Ms. Jessica Geoffroy, Chief Financial Officer (“CFO”), XPLR.
The following executive officers of the Company served as our NEOs in 2025:
•
Mr. Ketchum, who served as our Chief Executive Officer from January 1, 2025 to January 27, 2025;

•
Mr. Bolster, who served as our Chief Financial Officer from January 1, 2025 to January 27, 2025;

•
Mr. Liu, who has served as our President and Chief Executive Officer since January 27, 2025; and

•
Ms. Geoffroy, who has served as our Chief Financial Officer since January 27, 2025.

Mr. Liu succeeded Mr. Ketchum as our CEO and Ms. Geoffroy succeeded Mr. Bolster as our CFO in connection with the management changes we implemented as part of a strategic repositioning of the Company we announced on January 27, 2025. Mr. Liu and Ms. Geoffroy are currently the sole executive officers of the Company.
All of the NEOs are employees of the NextEra Energy Group. During their service as our executive officers during 2025, Mr. Ketchum and Mr. Bolster provided services to other members of the NextEra Energy Group as well as to the Company. Following their appointment as our executive officers, Mr. Liu and Ms. Geoffroy devoted all of their time and effort during 2025 to the management of the Company.
Payment of NEO compensation
As in prior years, the Company did not pay for any compensation for its executive officers for 2025. All of the executive officers of the Company in 2025 were employees of the NextEra Energy Group. All compensation for the Company’s executive officers for 2025, including the portions that were fixed and that were variable, was paid by the NextEra Energy Group as part of NextEra Energy’s 2025 executive compensation programs to compensate these officers for the performance of their duties as employees of the NextEra Energy Group, which included, in the case of Mr. Liu and Ms. Geoffroy, exclusively managing the Company.
Affiliates of NextEra Energy provide services effectively to manage all aspects of the Company’s business, including various general and administrative services, such as technical, commercial, regulatory, financial, accounting, treasury, tax and legal staffing, and related support services, pursuant to the MSA, for which the Company pays a management services fee. While no portion of the management services fee for 2025 was allocated to executive officer compensation, the services of the individuals serving as the Company’s executive officers were furnished by the NextEra Energy Group pursuant to the MSA. The MSA provides in general that the Company is not required to reimburse any member of the NextEra Energy Group for the salaries and other compensation of the management, personnel or support staff of the NextEra Energy Group who provide services to the Company pursuant to the agreement (including those who serve as executive officers of the Company).
Compensation paid to Mr. Ketchum and Mr. Bolster
The 2026 NextEra Energy proxy statement, expected to be filed no later than early April 2026, will include disclosure of the compensation Messrs. Ketchum and Bolster received from NextEra Energy for the performance of their duties as employees of the NextEra Energy Group, including managing the Company until January 27, 2025, as well as a discussion and analysis by NextEra Energy of that compensation.
Compensation paid to Mr. Liu and Ms. Geoffroy
This CD&A, together with the compensation tables and related narrative that follow, describe the compensation of Mr. Liu and Ms. Geoffroy for the performance of their duties as employees of the NextEra Energy Group, because these duties, from and after their appointment to the current positions with the Company effective January 27, 2025, were exclusively dedicated to managing the Company consistent with the MSA. The Board has reviewed the compensation of Mr. Liu and Ms. Geoffroy, as well as the performance of the NextEra Energy Group in performing its obligations under the MSA with respect to the management of the Company, and believes that the performance of the NextEra Energy Group pursuant to the MSA, including by the named executive officers, was satisfactory for 2025.

The Board reviewed and discussed with NEE’s management the compensation determinations made by NEE’s Executive Compensation Review Board with respect to the compensation of Mr. Liu and Ms. Geoffroy for 2025. Because the Company is a limited partnership, it is not required by the rules of the NYSE to have a compensation committee. The Company does not currently have a compensation committee. The Board believes its current executive compensation governance is appropriate in light of the fact that the Company did not pay for any compensation for its executive officers for 2025, none of the executive officers of the Company serves on the Board or has any material relationship with any members of the Board, and the Board reviews the performance of the NextEra Energy Group with respect to the management of the Company against the obligations of the NextEra Energy Group set forth in the MSA.
Executive Summary
In connection with XPLR’s strategic repositioning, Mr. Liu and Ms. Geoffroy were appointed President and Chief Executive Officer and Chief Financial Officer, respectively, effective on January 27, 2025. The compensation program for payment of compensation to Mr. Liu and Ms. Geoffroy emphasizes performance-based equity and alignment with unitholder interests.
Design of Our Executive Compensation Program
Compensation elements designed to align with our strategy
As discussed in more detail throughout the CD&A, NEO direct compensation has three principal elements: base salary, annual incentive awards and equity compensation.
The Company believes these core elements align with the fundamental objective of creating superior value for our unitholders.
Commitment to best practices
A number of best practices are also employed when setting the executive compensation of Mr. Liu and Ms. Geoffroy.
WHAT WE DO	WHAT WE DO NOT DO
Tie pay to performance; 72% of the CEO’s actual direct 2025 compensation was performance-based

Require the CEO to hold performance-based XPLR restricted units for two years after vesting

Have a minimum full vesting period for performance-based NEE restricted stock and performance-based XPLR units, generally three years

Regularly assess the executive compensation program against emerging trends and other factors

Require NEOs to enter into Rule 10b5-1 plans with minimum waiting periods to transact trades in company securities

No CEO employment agreement

No tax gross-ups of NEO perquisites

No single-trigger change in control provisions in award agreements

No share recycling under equity compensation plans

No hedging or pledging of company securities by NEOs or directors permitted under securities trading policy

No guaranteed annual or multi-year bonuses

Compensation elements that support our strategy

The Board’s approach taken with respect to executive compensation of XPLR’s executives is to review and assess its effectiveness in the context of the performance of the NextEra Energy Group under the MSA. The talent and expertise provided under the MSA should increase the prospects of the Company to create and sustain long-term and superior unitholder value.

Target pay mix is heavily weighted towards performance
The Company believes the pay of its executives should show alignment with the performance of the NextEra Energy Group under the MSA.

In determining performance-based compensation for 2025 for Mr. Liu and Ms. Geoffroy, there was a focus on the efforts of these executives with respect to short-term, intermediate-term and long-term goals. Approximately 69% of our CEO’s target pay is performance-based, which reinforces our pay for performance philosophy.
TOTAL DIRECT COMPENSATION—TARGET PAY MIX
2025 Named Executive Officer Compensation
2025 base salary
Salary was based on a variety of considerations, including the nature and responsibilities of each NEO’s position, each NEO’s experience, expertise and performance, and the competitiveness of each NEO’s current pay. For future periods, base salary adjustments will typically be effective during the first quarter of each year.
NEO BASE SALARY
NAMED EXECUTIVE OFFICER(1)	2025 BASE SALARY ($)
Alan Liu	650,000
Jessica Geoffroy	330,000

(1)
Neither Mr. Liu nor Ms. Geoffroy served as an executive officer in 2024, and therefore comparative historical information is not presented.

2025 annual performance-based compensation
Payouts under the NEE annual incentive plan (“Annual Incentive Plan”) are intended to incentivize superior performance during the year. Annual incentive payouts for 2025 for Mr. Liu and Ms. Geoffroy were based primarily upon XPLR’s adjusted EBITDA and free cash flow results and XPLR’s overall 2025 financial and operational performance, as well as the NextEra Energy Group’s performance under the MSA for 2025 and each executive’s individual contributions to managing NextEra Energy Group’s day-to-day responsibilities under the MSA.
In reviewing 2025 compensation decisions for Mr. Liu and Ms. Geoffroy, the Board considered the pay determinations by NEE’s Executive Compensation Review Board (“review board”), which approves compensation of NEE employees, such as Mr. Liu and Ms. Geoffroy, who are not executive officers of NEE. After the end of 2025, the review board considered in particular XPLR’s performance with respect to adjusted EBITDA, free cash flow, transactions completed, and financings executed, in addition to the individual performance of Mr. Liu and Ms. Geoffroy. The review board concluded that XPLR achieved satisfactory performance and arrived at a determination regarding overall performance based on these metrics. In making its determination with respect to Mr. Liu and Ms. Geoffroy, the review board considered that 2025 was a transition year for XPLR, as it was the first year that XPLR was managed by a chief executive officer and a chief financial officer whose duties were exclusively dedicated to managing the Company. The review board determined the annual incentive payouts to Mr. Liu and Ms. Geoffroy described below, which were reviewed and discussed with NEE’s management by the Board.
2025 annual incentive awards for the NEOs
Based on this assessment, Mr. Liu’s and Ms. Geoffroy’s 2025 annual incentive payouts were determined to be as follows.
NAMED EXECUTIVE OFFICER	2025 ANNUAL INCENTIVE TARGET (AS A % OF BASE SALARY)	2025 TARGET ANNUAL INCENTIVE ($)	2025 ANNUAL INCENTIVE AWARD ($)
Alan Liu	55%	357,500	550,000
Jessica Geoffroy	40%	132,000	230,000
2025 long-term performance-based equity compensation
EQUITY COMPENSATION MIX
In determining the appropriate mix of equity compensation components, the following factors are primarily considered, among others:
•
The relative weighting of XPLR common units compared to NEE stock

•
The retention value of each element and other values important to the Company, including, for example, the tax and accounting consequences of each type of award

•
The perceived value to the NEO of each element

Our practice is to grant 100% of equity-based compensation in the form of performance-based stock and unit awards, with the majority of annual grants in the form of performance-based XPLR common units. The target award level for each equity-based element was expressed as a percentage of each NEO’s target total direct compensation opportunity. The target dollar value for each component was converted to a number of shares or units of equivalent value.
2025 MIX OF EQUITY COMPENSATION AWARDS FOR THE NEOS
For 2025, the following mix of equity-based compensation was granted to the NEOs:
NAMED EXECUTIVE OFFICER	PERFORMANCE-BASED RESTRICTED XPLR COMMON UNITS(1)	PERFORMANCE-BASED RESTRICTED NEE STOCK(1)
Alan Liu	51%	49%
Jessica Geoffroy	51%	49%

(1)
Calculation of percentage mix based on the target value of each grant as a percentage of each NEO’s total equity-based compensation.

PAYOUT OF NEE PERFORMANCE SHARE AND PERFORMANCE DOLLAR AWARDS GRANTED IN 2023 FOR THE PERFORMANCE PERIOD ENDED DECEMBER 31, 2025
Prior to his appointment as President and CEO of XPLR, Mr. Liu was granted a target number of NEE performance shares in 2023 for a three-year performance period beginning January 1, 2023, and ending on December 31, 2025. Similarly, prior to her appointment as CFO of XPLR, Ms. Geoffroy was granted a target number of performance dollars in 2023 for a three-year performance period beginning January 1, 2023, and ending on December 31, 2025. Our Board views the payout of each of these awards after the end of the performance period as part of the 2023 compensation for each of Mr. Liu and Ms. Geoffroy and unrelated to their service to XPLR for 2025.
In March 2026, the payouts set forth below were made under the 2023-2025 performance share and performance dollar grants.
NAMED EXECUTIVE OFFICER	TARGET PERFORMANCE SHARES / DOLLARS FOR PERFORMANCE PERIOD 1/1/23-12/31/25	PAYOUT FACTOR(2)	PERFORMANCE SHARES / DOLLARS EARNED(2)
Alan Liu	5,489	1.69	9,276
Jessica Geoffroy(1)	$90,000	1.60	$144,000

(1)
Ms. Geoffroy, who was an FPL employee in 2023, was awarded FPL performance dollars. FPL does not have a performance share plan.

(2)
The criteria on which these payouts were based were not connected to XPLR, as they were granted in connection with roles unrelated to XPLR that the NEOs previously had with the NextEra Energy Group.

PERFORMANCE-BASED RESTRICTED XPLR COMMON UNITS GRANTED IN 2025
In February 2025, the NEOs were granted performance-based XPLR restricted common units (“XPLR Awards”). The XPLR Awards are intended to align the incentive compensation of these NEOs to activities that promote the growth of long-term value for our unitholders. After considering this and other factors, our Board in February 2025, upon the recommendation of NextEra Energy management, approved grants of XPLR Awards to the NEOs.
The performance objective for the XPLR Awards is adjusted EBITDA of $900 million. Adjusted EBITDA is XPLR’s consolidated net income, as reported in its audited financial statements as determined in accordance with GAAP, plus interest expense, income tax expense, depreciation and amortization less certain non-cash, non-recurring items. Therefore, the XPLR Awards granted in 2025 will not vest unless and until the Board certifies that XPLR’s adjusted EBITDA for each of 2025, 2026 and 2027 equals or exceeds $900 million. The XPLR Awards vest one-third per year for three years for each year the XPLR performance objective is met. If the objective of adjusted EBITDA of $900 million is not met in any year, performance-based restricted XPLR common units scheduled to vest in that year will be forfeited.
The XPLR Awards were made pursuant to the XPLR Infrastructure, LP 2024 Long Term Incentive Plan (“XPLR 2024 LTIP”). XPLR will be reimbursed by NEE for the grant date fair value of all XPLR Awards granted to employees and officers of NEE or its affiliates.
PERFORMANCE-BASED NEE RESTRICTED STOCK GRANTED IN 2025
In February 2025, the NEOs were granted performance-based NEE restricted stock under the NextEra Energy, Inc. 2021 Amended and Restated Long Term Incentive Plan (“2021 LTIP”) with a performance objective of NEE adjusted earnings of $3.3 billion. These awards are intended to reward the NEOs for their contributions to NEE under the MSA. The shares of performance-based NEE restricted stock granted in 2025 will not vest unless and until NextEra Energy’s adjusted earnings equals or exceeds $3.3 billion by December 31, 2028. Cliff vesting will occur after three years if the adjusted earnings objective is met in any year. NEE adjusted earnings is NEE’s consolidated net income, as reported in its audited financial statements as determined in accordance with GAAP, as adjusted to exclude the effects of non-qualifying hedges; XPLR Infrastructure, LP net investment gains; differential membership interests-related; change in unrealized gains and losses on equity securities held in NextEra Energy Resources’ nuclear decommissioning funds and other than temporary impairments (OTTI).
Because it is intended for the grant date present value of performance-based NEE restricted stock awards to equal the fair market value of an equivalent number of shares of NEE’s common stock absent the performance and vesting conditions, dividends are paid on performance-based NEE restricted stock awards as dividends are paid on the common stock. However, any dividends paid on performance-based NEE restricted stock awards that do not vest must be repaid within 30 days following forfeiture of the award. In addition, NEOs have the right to vote their shares of performance-based NEE restricted stock.
Other Practices and Policies Related to Compensation
Clawback provisions
The Company has an incentive compensation recoupment, or “clawback,” policy which provides for recoupment of Incentive Compensation from current and former executive officers in the event of a Triggering Event (the “Clawback Policy”).
If a Triggering Event (as defined below) occurs, the Company will (to the extent permitted by applicable law) promptly recoup any Incentive Compensation (as defined below) received during the Recoupment Period by any individual who served as an Executive Officer (as each such term is defined in the Clawback Policy) at any time during the performance period applicable to such Incentive Compensation that was in excess of that which such Executive Officer would have received after giving effect, as applicable, to the accounting restatement associated with the Triggering Event. The Incentive Compensation to be recouped will be in an amount and form determined in the judgment of the Board, in accordance with the applicable listing standards or policies of the national stock exchange upon which XPLR’s units are listed.

“Triggering Event” is defined in the Clawback Policy to mean a decision by the Audit Committee of the Board that an accounting restatement of the Company’s previously published financial statements is required due to material non-compliance by the Company with any financial reporting requirement under the federal securities laws, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period or, if earlier, the date on which a decision should have been made.
“Incentive Compensation” is defined in the Clawback Policy to mean any compensation, including but not limited to any long-term equity incentives under the XPLR 2024 LTIP that was granted, earned or vested based in whole or in part upon the attainment of one or more Financial Reporting Measures (as defined in the Clawback Policy).
The Company is not permitted to insure or indemnify any Executive Officer against (i) the loss of any Incentive Compensation that is recouped in accordance with the Clawback Policy, or (ii) any claims relating to the Company’s enforcement of its rights under the Clawback Policy.
Trading policy, including hedging and pledging of securities
The Company has adopted the NextEra Energy Securities Trading Policy as its own Securities Trading Policy. The Trading Policy governs the purchase, sale, and other dispositions of Company securities by all officers, directors and employees, if any, of our general partner, XPLR and XPLR’s subsidiaries, and family members (as described in the Trading Policy), other members of a person’s household and entities controlled by a person covered by the Trading Policy, and is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards applicable to the Company. The Trading Policy prohibits Insiders from engaging in certain transactions with respect to the securities of the Company, including transactions in publicly traded options, short sales, hedging transactions such as prepaid variable forwards, equity swaps and collars, margin accounts and pledges, and standing and limit orders. The full text of the Trading Policy is available at www.xplrinfrastructure.com and is incorporated by reference as Exhibit 19 to the Company’s Annual Report on 10-K for the year ended December 31, 2025.
Compensation-related risk
The Company does not believe that its compensation policies and practices are reasonably likely to have a material adverse effect on the registrant.
Additional 2025 compensation elements
BENEFITS
The NEOs participate in the NextEra Energy benefits programs which include health and welfare, life insurance and other personal benefits. For programs to which employees contribute premiums, the NEOs pay the same premiums as other similarly situated exempt NextEra Energy employees. Retirement and other post-employment benefits are discussed below under Post-Employment Compensation.
PERSONAL BENEFITS
XPLR provides its CEO with personal benefits which we believe improve efficiency by allowing the executive officers to focus on their critical job responsibilities and/or increasing the hours they can devote to work.
See footnote 2 to Table 1b: 2025 Supplemental All Other Compensation for a description of the personal benefits provided to the CEO for 2025.
NO TAX REIMBURSEMENTS ON EXECUTIVE PERQUISITES
Tax reimbursements are not provided on perquisites to the NEOs.
Post-Employment Compensation
The Board expects continued and consistent high levels of individual performance from the NEOs as a condition of continued service as executives of the Company. Both of the NEOs are “employees at will.” Neither NEO is a party to a severance plan or change in control agreement. See table 7 for a summary of potential post-employment compensation.

Retirement programs
EMPLOYEE PENSION PLAN AND 401(K) PLAN
XPLR’s NEOs participate in NextEra Energy’s two retirement plans, as applicable, which qualify for favorable tax treatment under the Internal Revenue Code (“Code”). The plans consist of a non-contributory defined benefit pension plan and a defined contribution 401(k) plan. These plans are available to substantially all NextEra Energy employees supporting XPLR. Each of the NEOs participates in both plans. The pension plan is more fully described following Table 5: Pension Benefits.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (“SERP”)
Current tax laws place various limits on the benefits payable under tax-qualified retirement plans, such as NextEra’s defined benefit pension plan and 401(k) plan, including a limit on the amount of annual compensation that can be taken into account when applying the plans’ benefit formulas. Therefore, the retirement income provided to the CEO by the qualified plans generally constitutes a smaller percentage of final pay than is typically the case for other NextEra Energy employees. In order to make up for this difference and maintain the market competitiveness of the CEO’s executive retirement benefits, NextEra Energy maintains an unfunded, nonqualified SERP. For the CEO, compensation included under the SERP is annual base salary plus the actual annual cash incentive award, as opposed to the compensation included under the qualified plans, which is annual base salary only.
For additional information about the defined benefit plan benefit formulas under the SERP, see Table 5: Pension Benefits and accompanying descriptions.
DEFERRED COMPENSATION PLAN
NextEra Energy sponsors a nonqualified, unfunded Deferred Compensation Plan, which allows eligible highly compensated employees, including the NEOs, voluntarily and at their own risk, to elect to defer certain forms of compensation prior to the compensation being earned and vested. NextEra Energy makes this opportunity available to its highly compensated employees, including the XPLR NEOs, as a financial planning tool and an additional method to save for retirement. Deferrals generally result in NextEra Energy deferring its obligation to make cash payments or issue shares of its common stock otherwise due as executive compensation.
Participants in the Deferred Compensation Plan are general creditors of NextEra Energy. For additional information about the Deferred Compensation Plan, see Table 6: Nonqualified Deferred Compensation and accompanying descriptions.

Compensation Committee Report
The Board does not have a compensation committee. The Board, acting in lieu of a compensation committee, has reviewed and discussed the Compensation Discussion & Analysis with management. Based on this review and discussion, the Board recommended that the Compensation Discussion & Analysis set forth above be included in the Company’s proxy statement for the 2026 annual meeting of unitholders.
Respectfully submitted,
By the members of the Board of Directors of
XPLR:
John W. Ketchum
Susan D. Austin
Brian W. Bolster
Robert J. Byrne
Michael H. Dunne
Mark E. Hickson
Peter H. Kind

COMPENSATION TABLES
When reviewing the narrative, tables and footnotes which follow, note that the review board primarily focuses on, and values, each NEO’s total compensation opportunity at the beginning of the relevant performance periods. Since many elements of total compensation are variable, based on performance and not paid to the NEO for one, two or three years after the compensation opportunity is first determined, the amounts reported in some of the tables in this proxy statement may reflect compensation decisions made prior to 2025 and in some cases reflect amounts different from the amounts that may ultimately be paid.
Table 1a: 2025 summary compensation table
The following table provides certain information about the compensation paid to, or accrued on behalf of, the NEOs for 2025. It is important to keep in mind the following when reviewing the table:
•
The amounts shown in the “Stock Awards” column are based on the aggregate grant date fair value of awards computed under applicable accounting rules for all equity compensation awards.

•
The “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflects the change in the present value of the pension benefit payable to each NEO in the applicable year. These changes in present value are not related to any compensation decision.

TABLE 1A: 2025 SUMMARY COMPENSATION TABLE
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
NAME AND PRINCIPAL POSITION(1)	YEAR	SALARY(3) ($)	BONUS ($)	STOCK AWARDS(4)(5) ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(6) ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS(7)(8) ($)	ALL OTHER COMPENSATION(9) ($)	TOTAL ($)
Alan Liu(2), President and Chief Executive Officer	2025	655,288	0	1,099,986	0	550,000	10,173	56,194	2,371,641
Jessica Geoffroy, Chief Financial Officer	2025	331,919	0	119,927	0	374,000	9,098	14,136	849,080

(1)
Mr. Liu was appointed President and CEO of XPLR and Ms. Geoffroy was appointed CFO of XPLR effective on January 27, 2025.

(2)
XPLR does not have any employees. Accordingly, for 2025, XPLR’s last completed fiscal year, the ratio of the annual total compensation of Mr. Liu, to XPLR’s median employee’s annual compensation is not determinable.

(3)
Amounts in the salary column are composed of executive salaries earned for the year shown. Mr. Liu and Ms. Geoffroy were appointed effective on January 27, 2025, with an annual salary of $650,000 and $330,000, respectively. The amounts shown reflect the prorated amounts earned for 2025.

(4)
The amounts shown represent the aggregate grant date fair value of equity-based compensation awards granted during the relevant year, valued in accordance with applicable accounting rules, without reduction for estimated forfeitures.

(5)
Includes performance-based NEE restricted stock awards valued based on the probable outcome of the performance conditions as of the grant date, and performance-based restricted XPLR common units. The grant date fair value of performance-based restricted XPLR common units is measured based upon the closing market price of XPLR common units as of the date of grant, February 18, 2025.

(6)
Includes the amount earned by each NEO, as applicable, payable in the first quarter of the following year, with respect to 2025. For Ms. Geoffroy, also includes the payout of her performance dollar award granted in 2023, in the amount of $144,000.

(7)
The NEOs participate in defined benefit and defined contribution retirement plans maintained by NEE (as described in Compensation Discussion & Analysis—Post-Employment Compensation—Retirement Programs). Company contributions to defined benefit and defined contribution retirement plans (both qualified and nonqualified) are allocated between columns (H) and (I), respectively.

(8)
All amounts in this column reflect the one-year change in the present value of each NEO’s accumulated benefit under the tax-qualified defined benefit employee pension plan and, for Mr. Liu, the SERP. The Deferred Compensation Plan does not permit above-market interest to be credited and, therefore, no above-market interest was credited in 2025.

(9)
Additional information about the amounts for 2025 set forth in the “All Other Compensation” column may be found in Table 1b: 2025 Supplemental All Other Compensation, which immediately follows.

Table 1b: 2025 supplemental “all other compensation” table
The following table (Table 1b) provides additional information for 2025 regarding column (I) of Table 1a: 2025 Summary Compensation Table.
TABLE 1B: 2025 SUPPLEMENTAL ALL OTHER COMPENSATION
NAME	TOTAL FROM SUMMARY COMPENSATION TABLE ($)	CONTRIBUTIONS TO DEFINED CONTRIBUTION PLANS(1) ($)	PERQUISITES AND OTHER PERSONAL BENEFITS(2) ($)
Alan Liu	56,194	31,989	24,205
Jessica Geoffroy	14,136	14,006	130

(1)
XPLR’s NEOs participate in the defined benefit and defined contribution retirement plans maintained by NextEra Energy. Amounts attributable to the defined benefit plans are reported in Table 1a: 2025 Summary Compensation Table under column (H), “Change in Pension Value and Nonqualified Deferred Compensation Earnings.”

Amounts attributable to the defined contribution plans are reported under column (I), “All Other Compensation,” and are further described below under Additional Disclosure Related to Pension Benefits Table. This column includes employer matching contributions to the Company’s qualified 401(k) plan of $15,394 for Mr. Liu and $14,006 for Ms. Geoffroy, plus the Company’s contributions to the nonqualified defined contribution portion of the SERP for Mr. Liu.
(2)
This column includes the aggregate incremental cost to XPLR of providing personal benefits to the NEOs. For Mr. Liu, the personal benefits reported for 2025 in this column include:

•
annual premiums for $5 million in umbrella coverage under a group personal excess liability insurance policy; and

•
a prorated cash perquisite allowance of $18,462.

CEO perquisites are a part of a holistic compensation strategy, designed to attract, retain, and motivate exceptional leadership. We believe our perquisites also improve retention by providing benefits designed to maintain our competitiveness for top talent.
The Board regularly reviews the CEO perquisite program to ensure its continued alignment with our strategic goals and unitholders’ interests.
Table 2: 2025 grants of plan-based awards
The following table provides information about the cash and equity incentive compensation awarded to the NEOs in 2025. It is important to keep in mind the following when reviewing the table:
•
Columns (C), (D) and (E) below set forth the range of possible payouts established under the Annual Incentive Plan for 2025 and are not amounts actually paid to the NEOs. The actual amounts paid with respect to 2025 under the Annual Incentive Plan, which is a Non-Equity Incentive Plan, as that term is used in the heading for columns (C), (D) and (E) of this table, are set forth in Table 1a: 2025 Summary Compensation Table in column (G), entitled “Non-Equity Incentive Plan Compensation.”

•
The number of shares listed under “Estimated Future Payouts Under Equity Incentive Plan Awards” (columns (G) and (H)) represent 2025 grants of performance-based restricted NEE stock and performance-based restricted XPLR common units, the material terms of which are described below this table.

•
In the column headed “Grant Date Fair Value of Stock” (column (J)), the top number is the grant date fair value of the performance-based restricted NEE stock award and the second number is the grant date fair value of performance-based XPLR restricted common units.

TABLE 2: 2025 GRANTS OF PLAN-BASED AWARDS
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
NAME	GRANT DATE	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK AWARDS(3) ($)
		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Alan Liu	—	0	357,500	715,000	—	—	—	—	—
	2/13/2025				0	7,857	7,857		538,990
	2/18/2025				0	65,922	65,922		560,996
Jessica Geoffroy	—	0	132,000	264,000	—	—	—	—	—
	2/28/2025				0	837	837		58,732
	2/18/2025				0	7,191	7,191		61,195

(1)
For 2025, amounts payable were paid in cash in the first quarter of 2026. See column (G) of Table 1a: 2025 Summary Compensation Table for actual amounts paid with respect to 2025.

(2)
In 2025, each NEO was granted awards of performance-based NEE restricted stock under the 2021 LTIP and performance-based restricted XPLR common units under the XPLR 2024 LTIP. See footnotes (4) through (10) to Table 3: 2025 Outstanding Equity Awards at Fiscal Year End for further information about the vesting of performance-based NEE restricted stock and performance-based restricted XPLR common units.

(3)
The amounts shown are the value of the equity-based compensation grants as of the 2025 grant date under applicable accounting rules.

Table 3: 2025 outstanding equity awards at fiscal year end
The following table provides information about equity incentive awards granted to the NEOs in 2025 and in prior years. It is important to keep in mind the following when reviewing the table:
•
The number of shares listed in column (D), “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested,” includes both performance shares, at maximum payout level (in accordance with applicable SEC rules), prior to the expiration of the performance period, and performance-based restricted NEE stock and performance-based restricted XPLR common units prior to the satisfaction of the performance and time criteria required for vesting.

•
As required by SEC rules, the amounts listed in column (E), “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested,” represent the value of performance-based restricted NEE stock and performance-based restricted XPLR common units. These amounts were not realized by the NEOs during 2025, and the value of awards which vest at a later date is likely to be different from the amount listed, based on, among other factors, the performance of NextEra Energy and the price of its common stock and the performance of XPLR and the price of its common units.

TABLE 3: 2025 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
(A)	(B)	(C)	(D)	(E)
STOCK AWARDS
NAME	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(1) ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(1) ($)
Alan Liu	—	—	14,010(2)(3)	1,124,723(3)
	—	—	11,302(4)	907,325(4)
	—	—	65,922(5)	659,220(5)
Jessica Geoffroy	—	—	3,152(2)(3)	253,043(3)
	—	—	837(4)	67,194(4)
	—	—	7,191(5)	71,910(5)

(1)
Market value of the performance shares, performance-based NEE restricted stock and performance-based NEE restricted stock units is based on the closing price of NextEra Energy common stock on December 31, 2025 of $80.28. Market value of the unvested performance-based restricted XPLR common units is based on the closing price of XPLR common units on December 31, 2025 of $10.00.

(2)
Performance shares generally vest on the last day of the applicable performance period, with payouts determined by the NEE Board at its first regular meeting after the end of the year. Because the end of the performance period for the performance shares granted to Mr. Liu in 2023 was December 31, 2025, these performance shares are not included in Table 3: 2025 Outstanding Equity Awards at Fiscal Year End and are included in Table 4: 2025 Stock Vested under columns (B) and (C), “Stock Awards—Number of Shares Acquired on Vesting” and “Stock Awards—Value Realized on Vesting,” and discussed in footnote (1) to that table.

(3)
The amount shown represents performance shares of NextEra Energy stock counted at the maximum payout of 200%. For Mr. Liu and Ms. Geoffroy, the original number of shares granted were 7,005 and 1,576, respectively, and vest on 12/31/2026.

(4)
The amount shown represents performance-based NEE restricted stock. For Mr. Liu the number of shares vesting is as follows: 1,722 on 8/15/2026, 1,723 on 8/15/2027 and 7,857 on 2/15/2028. For Ms. Geoffroy, the number of shares vesting is as follows: 837 on 2/15/2028.

(5)
The amount shown represents performance-based restricted XPLR common units. For Mr. Liu, the number of units vesting is as follows: 21,974 on 2/15/2026, 21,974 on 2/15/2027, and 21,974 on 2/15/2028. For Ms. Geoffroy, the number of units vesting is as follows: 2,397 on 2/15/2026, 2,397 on 2/15/2027, and 2,397 on 2/15/2028.

Table 4: 2025 stock vested
The following table provides information about the NEOs’ stock awards which vested in 2025. It is important to keep in mind the following when reviewing the table:
•
The “Number of Shares Acquired on Vesting” (column (B)) represents NEE performance shares granted in 2023 for the performance period which ended in 2025, as well as performance-based NEE restricted stock vesting in 2025 from grants made in prior years. The Board looks at the value of these grants as of the date of grant, rather than as of the date of vesting, when making compensation determinations.

•
The “Value Realized on Vesting” (column (C)) represents the aggregate payout value of the vested performance shares and vested performance-based NEE restricted stock.

TABLE 4: 2025 STOCK VESTED
(A)	(B)	(C)
NAME	STOCK AWARDS
	NUMBER OF SHARES ACQUIRED ON VESTING(1) (#)	VALUE REALIZED ON VESTING(1) ($)
Alan Liu	12,424	1,088,907
Jessica Geoffroy	1,658	112,843

(1)
Includes the data in the table below:

NAME	NUMBER OF PERFORMANCE- BASED RESTRICTED NEE STOCK #	VALUE $	NUMBER OF PERFORMANCE- BASED RESTRICTED XPLR COMMON UNITS #	VALUE $	NUMBER OF PERFORMANCE SHARES (#)	VALUE ($)
Alan Liu	3,148	236,164	0	0	9,276	852,743
Jessica Geoffroy(1)	1,658	112,843	0	0	0	0

(1)
Ms. Geoffroy, who was an FPL employee in 2023, was awarded FPL performance dollars.

Table 5: Pension benefits
The table and description below provide information about the NEOs’ pension benefits. It is important to keep in mind the “Present Value of Accumulated Benefit” (column (D)) listed for the NextEra Energy SERP includes the present value of such benefits in the defined benefit portion of the NextEra Energy SERP only, and disclosure of information related to the defined contribution portion of the NextEra Energy SERP can be found in the next table, Table 6: Nonqualified Deferred Compensation.
TABLE 5: PENSION BENEFITS
(A)	(B)	(C)	(D)	(E)
NAME	PLAN NAME	NUMBER OF YEARS CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT ($)	PAYMENTS DURING LAST FISCAL YEAR($)
Alan Liu(1)	NextEra Energy, Inc. Employee Pension Plan	4	63,901	0
	SERP(2)	4	16,595	0
Jessica Geoffroy(1)	NextEra Energy, Inc. Employee Pension Plan	7	102,398	0

(1)
For Mr. Liu and Ms. Geoffroy, the amounts shown are their respective accrued pension benefits as of December 31, 2025, which are equal to their respective cash balance account values in the tax qualified employee pension plan and in the NextEra Energy SERP at December 31, 2025, as applicable. Each NEO is fully vested in the qualified plan. Each NEO is entitled to his or her fully vested accrued account balances upon termination of employment.

(2)
NextEra Energy’s nonqualified SERP provides both defined benefit and defined contribution benefits. See Additional Disclosure Related to Pension Benefits Table, below. The defined benefit portion of the NextEra Energy SERP is shown in this table, while amounts attributable to the defined contribution portion of the NextEra Energy SERP are included in Table 1a: 2025 Summary Compensation Table under column (I), “All Other Compensation” (amounts for which are detailed in Table 1b: 2025 Supplemental All Other Compensation), and also are reported in Table 6: Nonqualified Deferred Compensation under columns (C), (D) and (F). Mr. Liu will be fully vested in his SERP benefits upon achieving five years of service on 4/15/2026.

Additional disclosure related to pension benefits table
NextEra Energy maintains two non-contributory defined benefit retirement plans consisting of a tax-qualified employee pension plan and a non-qualified SERP.

EMPLOYEE PENSION PLAN
NextEra Energy’s tax-qualified employee pension plan is a cash balance plan in which credits to each active, full-time employee’s account are determined as a percentage of his or her monthly covered earnings, with “basic crediting” of 4.5% until the fifth anniversary of employment and 6% thereafter. Covered earnings for each NEO are limited to base salary and do not include annual incentive compensation, long-term incentive compensation or any other compensation included in Table 1a: 2025 Summary Compensation Table. Each employee’s cash balance account is also credited quarterly with interest at an annual rate equal to the average rates of interest paid on one-year Treasury Constant Maturities for the month of August of the preceding calendar year. The interest crediting rate is subject to a 3% minimum for account balances earned after 2014 and to a 14% maximum. For 2025, the interest crediting rate was 4.43% for account balances earned after 2014. Benefits under the cash balance formula are not reduced for employer contributions to Social Security or other offset amounts.
Under the tax-qualified employee pension plan, benefits are cliff-vested after three full years of service and employees may become fully vested if they are participants in the qualified plan at a time when the Company decides to transfer a portion of pension plan assets to fund retiree medical benefits. Each NEO is fully vested. All vested participants are eligible for lump sum payment of benefits following termination of employment, and certain annuity forms of payment also are available to all employees, including the NEOs.
SERP
As described in the Compensation Discussion & Analysis, NextEra Energy maintains an unfunded SERP in which the CEO participates. The SERP’s defined benefit formula for Mr. Liu provides normal cash balance crediting rate of the tax-qualified employee pension plan. Also, for the SERP, the basic credits are applied to base salary plus bonus paid during the year (versus base salary only). The normal cash balance crediting rate is 4.5% of base salary prior to five years of service and 6% of base salary thereafter.
SERP benefits are cliff-vested after five full years of service. Mr. Liu was not fully vested as of December 31, 2025. All vested participants are eligible for lump sum payment of benefits following termination of employment (subject to timing restrictions imposed by section 409A of the Code) or may elect certain annuity forms of payment.
Table 6: Nonqualified deferred compensation
The table and description below provide information about the NEOs’ nonqualified deferred compensation. It is important to keep in mind the following when reviewing the table:
•
The amounts shown under the heading “Aggregate Earnings in Last FY” (column (D)) represent earnings in the NextEra Energy Deferred Compensation Plan, in the defined contribution portion of the NextEra Energy SERP.

•
The amounts shown under the heading “Aggregate Balance at Last FYE” (column (F)) represent balances in the NextEra Energy Deferred Compensation Plan and in the defined contribution portion of the NextEra Energy SERP.

TABLE 6: NONQUALIFIED DEFERRED COMPENSATION
(A)	(B)	(C)	(D)	(E)	(F)
NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY(1)($)	REGISTRANT CONTRIBUTIONS IN LAST FY(2) ($)	AGGREGATE EARNINGS IN LAST FY(3) ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FYE(4) ($)
Alan Liu	0	15,451	1,144	0	16,595
Jessica Geoffroy	0	0	0	0	0

(1)
The Deferred Compensation Plan permits deferral (up to 100%) of salary and annual incentive.

(2)
The NextEra Energy SERP includes a defined contribution component which provides a match on Mr. Liu’s base and annual incentive earnings above the IRS limit, which was $350,000 for 2025. The 4.75% match is the same as the match opportunity provided to participants in the NextEra Energy 401(k) plan. As with the 401(k) plan, crediting of matching contributions under the defined contribution component of the NextEra Energy SERP is in the form of phantom NextEra Energy common stock. All amounts shown in this column also are included in Table 1a: 2025 Summary Compensation Table in column (I), “All Other Compensation” (amounts for which are detailed in Table 1b: 2025 Supplemental All Other Compensation).

(3)
Earnings include the sum of each participant’s annual earnings (which includes, among other things, stock price appreciation on stock-based deferred compensation) and in the defined contribution portion of the NextEra Energy SERP. Mr. Liu has not deferred any compensation under this plan. Earnings for the defined contribution component of the NextEra Energy SERP were $1,144 for Mr. Liu. Neither of these amounts is included in Table 1a: 2025 Summary Compensation Table since no above-market interest was credited in 2025.

(4)
Deferred Compensation Plan accounts include fully vested and earned compensation plus earnings. The Company views deferred compensation as a vehicle for retirement planning rather than as a means of providing additional compensation. Mr. Liu and Ms. Geoffroy have not deferred any cash compensation and therefore have no balances in the Deferred Compensation Plan. Balances for the defined contribution component of the SERP were as follows: Mr. Liu $16,595.

Additional disclosure related to nonqualified deferred compensation table
Cash deferral elections under the NextEra Energy Deferred Compensation Plan must be made prior to the period in which the cash is earned and can range, in whole percentages, from 1% to 100% of a participant’s base salary and/or annual incentive award. Equity deferral elections must be made by December 31 of the year preceding the beginning of the applicable performance period. Deferred Compensation Plan earnings are not guaranteed by NextEra Energy.
NextEra Energy’s contributions to the SERP for Mr. Liu also are considered deferred compensation. The contributions and earnings in Table 6: Nonqualified Deferred Compensation include those from the nonqualified defined contribution portion of the SERP. Distributions are in the form of lump sum payments, which are subject to a six-month delay following termination of employment in compliance with Code Section 409A.
Earnings in 2025, if any, from previous deferrals of cash compensation came from phantom investments in the investment vehicles, which mirror the funds available to participants in NextEra Energy’s 401(k) plan and include mutual funds, index funds and similar investment alternatives offered to participants under the NextEra Energy’s 401(k) plan. NextEra Energy does not provide a guaranteed rate of return on these funds.
Table 7: Potential post-employment compensation
TABLE 7: POTENTIAL POST-EMPLOYMENT COMPENSATION TO NAMED EXECUTIVES UPON TERMINATION WITHOUT CAUSE OR FOR GOOD REASON FOLLOWING CHANGE IN CONTROL(1)
PAYMENT TYPE	ALAN LIU ($)	JESSICA GEOFFROY ($)
Long-Term Incentive Awards(2)	2,511,312	355,456
Total	2,511,312	355,456

(1)
All amounts in the table assume a change in control took place on December 31, 2025 with the same $80.28 NEE stock price and $10.00 XPLR common unit price and it is assumed that a termination occurs prior to the second anniversary of the change in control.

(2)
Includes 100% vesting, payable upon termination following a change in control, of outstanding NEE performance shares granted in 2024 and 2025, and performance-based NEE restricted stock awards and performance-based XPLR restricted common units granted in 2023, 2024 and 2025. Outstanding performance share awards vest and are payable at the greater of target or the average of the actual performance factors used to determine payout of performance share awards which vested over the three years prior to the year in which the change in control occurred.

Potential payments under Equity Award Agreements
The award agreements for each long term equity incentive award outstanding during 2025 contain provisions which govern treatment of the award in the event the NEO’s employment with NextEra Energy terminates employment, including due to death, disability, retirement at or after age 55 with ten years of continuous service (“normal retirement”), or retirement after age 50 meeting the applicable terms and conditions therein (an “approved early retirement”). Under the terms of the equity award agreements, each outstanding unvested equity award vests on a pro rata basis for service through the date of death or disability or normal retirement (for NEE performance shares, performance-based restricted NEE stock and performance-based restricted XPLR common unit awards based on days of service completed during the vesting period). The pro rata portion of each performance-based restricted NEE stock and performance-based restricted XPLR common unit award is vested upon death or disability. In the case of normal retirement, performance-based restricted NEE stock and XPLR common units generally vest upon their normal vesting date following satisfaction of applicable performance criteria. The pro rata portion of each NEE performance share award is paid after the end of the performance period, subject to satisfaction of applicable performance criteria. See Table 3: 2025 Outstanding Equity Awards at Fiscal Year End for information for each

NEO as of December 31, 2025 about outstanding unvested equity awards which would vest as determined in the manner set forth above upon death, disability or normal retirement.
If an NEO was eligible for, and retired in accordance with, an approved early retirement, all outstanding and unvested equity awards would vest in full, and would be paid out on the vesting schedule set forth in each award agreement, generally subject to satisfaction of applicable performance criteria. As of December 31, 2025, neither Mr. Liu nor Ms. Geoffroy met the age 50 requirement for an approved early retirement.
PAY VERSUS PERFORMANCE (PVP)
Provided below is the Company’s “Pay Versus Performance” disclosure as required pursuant to Item 402(v) of Regulation S-K. As required by Item 402(v), we have included:
•
A tabular list of the most important measures our XPLR Board used in 2025 to link pay calculated in accordance with Item 402(v) (referred to as “Compensation Actually Paid”, or CAP) to Company performance;

•
A table that compares the total compensation of our Named Executive Officers as presented in the Summary Compensation Table (“SCT”) for each year to CAP and specified performance measures; and

•
A discussion of:

•
the relationship between our cumulative TSR and the TSR of the S&P 500 Utilities Index (“Peer Group TSR”);

•
the relationship between CAP and our TSR;

•
the relationship between CAP and our Net Income; and

•
the relationship between CAP and the Company’s free cash flow before growth for each year, which is our Company Selected Measure (“CSM”). The CSM represents, in our assessment, the most important financial performance measure used to link CAP to Company performance.

This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by our NEOs or how compensation decisions are evaluated in light of performance. In particular, the XPLR Board does not use CAP as a basis for making compensation decisions. Please refer to our Compensation Discussion & Analysis on pages 27 to 45 for a discussion of our executive compensation program objectives and the ways in which our program aligns executive compensation with Company performance.
Tabular list of most important measures to determine 2025 compensation actually paid
The list below represents the financial performance measures that the Company considers to have been the most important in linking CAP to our principal executive officer (“PEO”) and non-PEO NEOs for 2025 to Company performance. The measures are not ranked. Descriptions of these measures, and the manner in which these measures determine the amounts of incentive compensation paid to our NEOs, is described in our Compensation Discussion & Analysis within the sections titled “2025 Annual Performance-Based Incentive Compensation” and “2025 Long-Term Performance-Based Equity Compensation.”
•
XPLR EBITDA

•
Free Cash Flow Before Growth

•
Total Unitholder Return

Pay Versus Performance table
					VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:
YEAR(1)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO ($)	COMPENSATION ACTUALLY PAID TO PEO(2) ($)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEO ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEO(2) ($)	TOTAL UNITHOLDER RETURN ($)	PEER GROUP TOTAL UNITHOLDER RETURN(3) ($)	NET INCOME ($MMS)(4)	FREE CASH FLOW BEFORE GROWTH(5) ($)
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
2025	2,371,641	2,807,992	849,080	892,169	17.77	133.09	(29)	746
2024	—	—	—	—	31.63	114.69	(23)	782
2023	—	—	—	—	46.77	92.92	200	689

(1)
During 2025, our PEO was Mr. Liu. During 2025, our non-PEO NEO was Ms. Geoffroy.

(2)
The following table sets forth the adjustments made during each year represented in the PVP Table to arrive at “compensation actually paid” during each year:

PEO and average non-PEO NEOs summary compensation table total to compensation actually paid reconciliation
YEAR	EXECUTIVE(S)	SUMMARY COMPENSATION TABLE TOTAL ($)	DEDUCT OPTION AND STOCK AWARDS GRANTED IN FISCAL YEAR ($)	ADD FAIR VALUE AT FISCAL YEAR-END OF UNVESTED OPTION AND STOCK AWARDS GRANTED IN FISCAL YEAR ($)	ADD CHANGE IN FAIR VALUE OF UNVESTED OPTION AND STOCK AWARDS GRANTED IN PRIOR FISCAL YEAR ($)	ADD CHANGE IN FAIR VALUE OF OPTION AND STOCK AWARDS VESTED IN FISCAL YEAR ($)	DEDUCT FAIR VALUE OF OPTION AND STOCK AWARDS FORFEITED IN FISCAL YEAR ($)	DEDUCT CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS COLUMN OF THE SCT ($)	ADD PENSION SERVICE COST ($)	ADD DIVIDENDS PAID ON UNVESTED SHARES IN FISCAL YEAR ($)	COMPENSATION ACTUALLY PAID ($)(i)
2025	PEO	2,371,641	1,099,986	1,289,980	108,998	125,584	—	26,768	10,173	28,369	2,807,992
	Other NEO	849,080	119,927	139,104	28,033	(6,019)	—	9,098	9,098	1,897	892,169

(i)
Reflects the value of equity calculated in accordance with the SEC methodology for determining compensation actually paid, dividends paid in cash, and pension service cost for each year shown. The fair value of performance share awards was determined using the Monte-Carlo simulation process and the fair value of stock options was determined using the Black-Scholes pricing model. Compensation actually paid does not represent annual compensation realized.

(3)
TSR is determined based on the value of an initial fixed investment of $100 and reflects reinvestment of dividends. The TSR peer group consists of the S&P 500 Utilities Index.

(4)
Net income excludes net income attributable to non-controlling interests.

(5)
Free cash flow before growth is reported for 2024 and 2025; this metric was not calculated nor reported in 2023. The $689 million shown for 2023 represents cash available for distribution (“CAFD”), which was replaced by free cash flow before growth.

Our Company maintains a pay for performance philosophy and the majority of compensation is performance-based as further described in our Compensation Discussion & Analysis.
The compensation actually paid in 2025 for our PEO and non-PEO NEO are influenced by performance on financial metrics including EBITDA, free cash flow before growth, and total unitholder return over the same period. 2025 was the first year for which our PEO and non-PEO NEOs served in their roles as CEO and CFO, therefore no comparisons to CAP in prior years are possible.

DIRECTOR COMPENSATION
2025 Non-Employee Director Compensation
Name (a)	Fees Earned or Paid in Cash ($) (b)	Unit Awards(1) ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Susan D. Austin	90,000	150,031	—	—	—	—	240,031
Robert J. Byrne	105,000	150,031	—	—	—	—	255,031
Peter H. Kind	105,000	150,031	—	—	—	—	255,031

(1)
Non-employee directors received XPLR common units in an amount determined by dividing $150,000 by the closing price of the common units on the date of grant, rounded up to the nearest ten units. On February 18, 2025, each non-employee director then in office received a grant of 17,630 common units valued at $8.51 per unit. Non-employee director grants for 2025 were made under the XPLR 2024 LTIP. Distributions, if any, are paid on the units in cash.

Additional Information About Director Compensation
The table above includes compensation information for the non-employee directors of XPLR for 2025. Directors of XPLR who are salaried employees of the NextEra Energy Group do not receive any additional compensation for serving as a director or committee member. For 2025, non-employee directors received an annual cash retainer of $90,000 plus a retainer in an amount of XPLR common units under the XPLR 2024 LTIP, determined by dividing $150,000 by the closing price of XPLR common units on the grant date, rounded up to the nearest ten units.
The annual common unit retainers for 2026 were paid on February 9, 2026, at which time the non-employee directors of XPLR were each granted 14,740 common units. These units are generally not transferable until the director ceases to be a member of the Board. Non-employee Board committee chairpersons receive an additional annual cash retainer of $15,000. Travel expenses to attend Board or committee meetings or while on Board business are reimbursed.
Director Unit Ownership Policy
Pursuant to the Corporate Governance Principles & Guidelines, to more closely align the interests of directors and unitholders, all independent directors are required to own XPLR common units in an amount equal to at least five times the non-management director annual cash retainer within three years of beginning service as a Board member. All independent directors currently meet the director unit ownership policy. See Unit Ownership of Certain Beneficial Owners and Management for information about director ownership of XPLR common units as of March 9, 2026.

UNITHOLDER PROPOSALS FOR 2027 ANNUAL MEETING
Proposals on matters appropriate for unitholder consideration consistent with Rule 14a-8 under the Exchange Act submitted by unitholders for inclusion in the proxy statement and form of proxy for the 2027 annual meeting of unitholders must be received by the Corporate Secretary at the Company’s principal executive offices not later than November 26, 2026. In the event the 2027 annual meeting of unitholders is more than 30 days from the first anniversary of the date of the 2026 annual meeting, the deadline will be a reasonable time before the Company begins to print and send its proxy materials. The submission of such proposals by unitholders is subject to regulation by the SEC pursuant to Rule 14a-8. Under our Partnership Agreement, unitholder proposals may only be submitted under Rule 14a-8.
Unitholder proposals should be sent to the attention of the Corporate Secretary by mail or by personal delivery to XPLR Infrastructure, LP, P.O. Box 14000, 700 Universe Boulevard, Juno Beach, Florida 33408-0420.
NO INCORPORATION BY REFERENCE
In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that the Company is referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC rules, the “Audit Committee Report” and the “Compensation Committee Report” contained in this proxy statement will not be deemed to be “soliciting material” or “filed” with the SEC, except to the extent that the Company specifically requests that the information be treated as soliciting material or the Company specifically incorporates such information by reference into a document filed with the SEC. In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on, or accessible through, these websites is not part of this proxy statement.

Appendix A
XPLR Infrastructure, LP
AMENDED AND RESTATED 2024 LONG TERM INCENTIVE PLAN
XPLR Infrastructure, LP, a limited partnership (the “Partnership”), sets forth herein the terms of its Amended and Restated 2024 Long Term Incentive Plan (the “Plan”), as follows:
1.   PURPOSE
The Plan is intended to (1) provide participants with an incentive to contribute to the Partnership’s success and to manage the Partnership’s business in a manner that will provide for the Partnership’s long-term growth and profitability to benefit its unitholders and other important stakeholders, including its employees and customers, and (2) provide a means of obtaining, rewarding and retaining key personnel.
2.   DEFINITIONS
For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions shall apply:
2.1   “Affiliate” of the Partnership means any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the Person in question. As used herein, the term “Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
2.2   “Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Units are listed.
2.3   “Award” means a grant under the Plan of an Option, a Unit Appreciation Right, Restricted Units, Deferred Units, Unrestricted Units, a Performance Unit or other Performance-Based Award, or an Other Equity-Based Award.
2.4   “Award Agreement” means the agreement between the Partnership and a Grantee that evidences and sets out the terms and conditions of an Award.
2.5   “Board” means the Board of Directors of the Partnership.
2.6   “Cause” means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Partnership or an Affiliate, (a) repeated violations by such Grantee of such Grantee’s obligations to the Partnership or such Affiliate (other than as a result of incapacity due to physical or mental illness) which are demonstrably willful and deliberate on such Grantee’s part, which are committed in bad faith or without reasonable belief that such violations are in the best interests of the Partnership or such Affiliate and which are not remedied within a reasonable period of time after such Grantee’s receipt of written notice from the Partnership specifying such violations, (b) the conviction of such Grantee of a felony involving an act of dishonesty intended to result in substantial personal enrichment of such Grantee at the expense of the Partnership or an Affiliate, or (c) prior to a Change in Control, such other events as shall be determined by the Committee in its sole discretion. Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding and conclusive.
2.7   “Change in Control” means the occurrence of any Person, other than a Person approved by the Partnership, becoming the general partner of the Partnership.
2.8   “Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto.
2.9   “Committee” means a committee of, and designated from time to time by resolution of, the Board.

2.10   “Deferred Unit” means a bookkeeping entry representing the equivalent of one (1) Unit awarded to a Grantee pursuant to Section 10 that (a) is not subject to vesting, or (b) is subject to time-based vesting, but not to performance-based vesting.
2.11   “Determination Date” means the Grant Date or such other date as of which the Fair Market Value of a Unit is required to be established for purposes of the Plan.
2.12   “Disability” means any condition as a result of which a Grantee is determined to be totally disabled for purposes of (a) the Partnership’s executive long-term disability plan, for Grantees who participate in such plan, or (b) the Partnership’s long-term disability plan, for Grantees who do not participate in the Partnership’s executive long-term disability plan.
2.13   “Employee” means, as of any date of determination, an employee (including an officer) of the Partnership or an Affiliate.
2.14   “Effective Date” shall have the meaning set forth in Section 5.1.
2.15   “Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.
2.16   “Fair Market Value” means the fair market value of a Unit for purposes of the Plan, which shall be determined as of any Determination Date as follows:
(a)   If on such Determination Date the Units are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a Units shall be the closing price of the Unit on the trading day immediately preceding such Determination Date as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on the trading day immediately preceding such Determination Date, the Fair Market Value of a Unit shall be the closing price of the Unit on the next preceding day on which any sale of Units shall have been reported on such Stock Exchange or such Securities Market.
(b)   If on such Determination Date the Units are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Unit shall be the value of the Unit on such Determination Date as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.
2.17   “General Partner” means XPLR Infrastructure Partners GP, Inc.
2.18   “Grant Date” means, as determined by the Committee, (a) the date as of which the Committee completes the corporate action constituting the Award or (b) such date subsequent to the date specified in clause (a) above as may be specified by the Committee.
2.19   “Grantee” means a person who receives or holds an Award under the Plan.
2.20   “Option” means an option to purchase one or more Units pursuant to the Plan, which will be non-qualified options (i.e. options that do not meet the requirements of section 422 of the Code).
2.21   “Option Price” means the exercise price for each Unit subject to an Option.
2.22   “Outside Director” means a member of the Board who is not an Employee.
2.23   “Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Units, other than an Option, a Unit Appreciation Right, Restricted Units, a Deferred Unit or Unrestricted Units.
2.24   “Partnership” means XPLR Infrastructure, LP.
2.25   “Performance-Based Award” means an Award of Options, Unit Appreciation Rights, Restricted Units, Deferred Units, Performance Units or Other Equity-Based Awards made subject to the achievement of performance goals (as provided in Section 14) over a performance period specified by the Committee.

2.26   “Plan” means this XPLR Infrastructure, LP Amended and Restated 2024 Long Term Incentive Plan.
2.27   “Person” means “person”, as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act (or any successor section thereto).
2.28   “Prior Plan” means the Partnership’s 2014 Long Term Incentive Plan.
2.29   “Restricted Period” shall have the meaning set forth in Section 10.2.
2.30   “Restricted Units” means Units awarded to a Grantee pursuant to Section 10.
2.31   “Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.
2.32   “Service” means service of a Grantee as an Employee or service of such Grantee as a member of the Board or of the board of directors or similar governing body of any Affiliate. Unless otherwise provided in the applicable Award Agreement, in another agreement with the Grantee or otherwise in writing, such Grantee’s change in position or duties with the Partnership or any Affiliate shall not result in interrupted or terminated Service, so long as the Grantee continues to be an Employee or continues to serve as a member of the Board or of the board of directors or similar governing body of any Affiliate. Any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding and conclusive. A Grantee shall not be considered to have terminated Service with the Partnership or any of its Affiliates for purposes of any payments under this Plan which are subject to Section 409A of the Code until the Grantee has incurred a “separation from service” from the Partnership or such Affiliate within the meaning of Section 409A of the Code.
2.33   “Stock Exchange” means the New York Stock Exchange or another established national or regional stock exchange.
2.34   “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Partnership or an Affiliate or with which the Partnership or an Affiliate has combined or will combine.
2.35   “Units” means the common units, par value $0.01 per unit, of the Partnership, or any security which units may be changed into or for which units may be exchanged.
2.36   “Unit Appreciation Right” or “UAR” means a right granted to a Grantee pursuant to Section 9.
2.37   “UAR Price” shall have the meaning set forth in Section 9.1
2.38   “Unrestricted Units” shall have the meaning set forth in Section 11.
Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.” References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.
3.   ADMINISTRATION OF THE PLAN
3.1   Committee.
3.1.1   Powers and Authorities.
The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present (a majority of the Committee shall constitute a quorum), or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Partnership’s partnership agreement and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement. In the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee
3.1.2   Composition of Committee; Delegation.
The Committee shall be a committee composed of not fewer than two directors of the Partnership designated by the Board to administer the Plan and such committee members shall satisfy any independence standards required by Applicable Law or Stock Exchange. The Committee may delegate the authority to grant Awards under the Plan to any employee or group of employees of the Partnership or any Affiliate provided that such delegation and grants are consistent with Applicable Law. No delegation shall permit the grant of Awards to individuals who are subject to either the reporting requirements of Section 16(a) of the Exchange Act or the short-swing trading provisions of Section 16(b) of the Exchange Act.
3.2   Board.
The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Partnership’s partnership agreement and bylaws and Applicable Laws.
3.3   Terms of Awards.
3.3.1   Committee Authority.
Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:
(a)   designate Grantees;
(b)   determine the type or types of Awards to be made to a Grantee;
(c)   determine the number of Units to be subject to an Award;
(d)   establish the terms and conditions of each Award (including the Option Price of any Option), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or Units subject thereto, and the treatment of an Award in the event of a Change in Control (subject to applicable agreements);
(e)   prescribe the form of each Award Agreement evidencing an Award; and
(f)   subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair the Grantee’s rights under such Award.
3.3.2   Forfeiture; Recoupment.
The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Partnership or any Affiliate, (d) confidentiality obligation with respect to the Partnership or any Affiliate, (e) Partnership policy or procedure, (f) other agreement or (g) any other obligation of such Grantee to the Partnership or any Affiliate, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award if the Grantee thereof is an Employee and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Partnership or such Affiliate and such Grantee, as applicable. Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Partnership to the extent the Grantee is, or in the future becomes, subject to (a) any Partnership “clawback” or recoupment policy that is adopted to comply with the requirements of any applicable law, rule or regulation, or otherwise, or (b) any law, rule or regulation which imposes mandatory recoupment under circumstances set forth in such law, rule or regulation.
3.4   No Repricing.
Except in connection with a transaction involving the Partnership (including, without limitation, any distribution (whether in the form of cash, Units, other securities or other property), unit split, extraordinary cash distribution, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Units or other securities or similar transaction), the Partnership may not, without obtaining unitholder approval: (a) amend the terms of outstanding Options or UARs to reduce the exercise price of such outstanding Options or UARs; (b) cancel outstanding Options or UARs in exchange for Options or UARs with an exercise price that is less than the exercise price of the original Options or UARs; or (c) cancel outstanding Options or UARs with an exercise price above the current unit price in exchange for cash or other securities.
3.5   Deferral Arrangement.
The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish. Any such deferrals shall be made in a manner that complies with Code Section 409A.
3.6   No Liability.
No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.
3.7   Registration; Units Certificates.
Notwithstanding any provision of the Plan to the contrary, the ownership of the Units issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate.
4.   UNITS SUBJECT TO THE PLAN
4.1   Number of Units Available for Awards.
Subject to such additional Units as shall be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Sections 4.2 and 16, the maximum number of Units available for issuance under the Plan shall be equal to 2,000,000 Units, plus the number of Units subject to awards outstanding under the Prior Plan as of the Effective Date which thereafter terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such Units.
4.2   Adjustments in Authorized Units.
In the event of any change in the outstanding Units by reason of any Unit distribution or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Units or other corporate exchange, or any distribution to holders of Units other than regular cash distributions or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Units or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option Price or exercise price of any Unit Appreciation Right and/or (iii) any other affected terms of such Awards.
4.3    Units Usage.
(a)   Units subject to an Award shall be counted as used as of the Grant Date.

(b)   Any Units that are subject to Awards, shall be counted against the Units issuance limit set forth in Section 4.1 as one (1) Unit for every one (1) Unit subject to an Award. With respect to UARs, the number of Units subject to an Award of UARs will be counted against the aggregate number of Units available for issuance under the Plan regardless of the number of Units actually issued to settle the UAR upon exercise. The target number of Units issuable under a Performance Units grant shall be counted against the Units issuance limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of Units issued upon settlement of the Performance Units to the extent different from such target number of Units.
(c)   Notwithstanding anything to the contrary in Section 4.3(a) or Section 4.3(b), any Units subject to Awards under the Plan which thereafter terminate by expiration, forfeiture, cancellation, or otherwise, without the issuance of such Units, shall be available again for issuance under the Plan.
(d)   Notwithstanding anything to the contrary in this Section 4, the number of Units (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of Units upon exercise of an Option as provided in Section 12.2, (ii) deducted or delivered from payment of an Award in connection with the Partnership’s tax withholding obligations as provided in Section 17.3 or (iii) purchased by the Partnership with proceeds from Option exercises will not increase the number of Units available for issuance under the Plan.
5.   EFFECTIVE DATE; TERM; AMENDMENT AND TERMINATION
5.1   Effective Date.
The Plan was adopted by the Board on February 20, 2024, subject to unitholder approval at the next annual meeting. The Plan became effective at the time of unitholder approval (the “Effective Date”). The Plan was subsequently amended and restated on February 9, 2026, subject to unitholder approval at the next annual meeting.
5.2   Term.
The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.
5.3   Amendment and Termination.
The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Units as to which Awards have not been made. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Partnership’s unitholders to the extent provided by the Board or required by Applicable Laws (including the rules of any Stock Exchange on which the Units are then listed), provided that no amendment shall be made to the no-repricing provisions of Section 3.4 or the Option pricing provisions of Section 8.1 without the approval of the Partnership’s unitholders. No amendment, suspension or termination of the Plan shall impair rights or obligations under any Award theretofore made under the Plan without the consent of the Grantee thereof.
6.   AWARD ELIGIBILITY AND LIMITATIONS
6.1   Eligible Service Providers.
Subject to this Section 6, Awards may be made under the Plan to any individual who is       an Employee or a non-employee director (or other independent service provider of the Partnership or an Affiliate) as the Committee shall determine and designate from time to time.
6.2   Minimum Vesting Requirement.
Notwithstanding any other provision of the Plan to the contrary, any Award granted under the Plan shall vest no earlier than the first anniversary of the Grant Date of such Award; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: (a) Substitute Awards; (b) Units delivered in lieu of fully vested cash obligations; and (c) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the Units authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment pursuant to Section 16); and, provided further that the foregoing restriction shall not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change in Control, pursuant to the terms of the applicable Award Agreement, or otherwise. For purposes of this

Section 6.2, “accelerated exercisability or vesting” shall mean the immediate and permanent vesting of an Award without further conditions or restrictions, and shall not include the continued vesting of an unvested Award.
7.   AWARD AGREEMENT
Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions, but shall be consistent with the terms of the Plan.
8.   TERMS AND CONDITIONS OF OPTIONS
8.1   Option Price.
The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value of one (1) Unit on the Grant Date.
8.2   Vesting.
Subject to Section 6.2, Section 8.3 and Section 16, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing.
8.3   Term.
Each Option granted under the Plan shall terminate, and all rights to purchase Units thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option.
8.4   Termination of Service.
Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service.
8.5   Limitations on Exercise of Option.
Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 16 which results in the termination of such Option.
8.6   Method of Exercise.
Subject to the terms of Section 12 and Section 16, an Option that is exercisable may be exercised by the Grantee’s delivery to the Partnership or its designee or agent of notice of exercise on any business day, at the Partnership’s principal office or the office of such designee or agent, on the form specified by the Partnership and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of Units with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the Units for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Partnership may, in its judgment, be required to withhold with respect to the exercise of such Option.
8.7   Rights of Holders of Options.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a unitholder of the Partnership (for example, the right to receive distributions attributable to the Units subject to such Option, to direct the voting of the Units subject to such Option, or to receive notice of any meeting of the Partnership’s unitholders) until the Units subject thereto are fully paid and issued to such Grantee or other person.

8.8   Delivery of Units.
Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the Units subject to such Option as shall be consistent with Section 3.7.
8.9   Transferability of Options.
During the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. No Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
9.   TERMS AND CONDITIONS OF UNIT APPRECIATION RIGHTS
9.1   Right to Payment and Grant Price.
A UAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one (1) Unit on the date of exercise over (y) the per unit exercise price of such UAR (the “UAR Price”) as determined by the Committee. The Award Agreement for a UAR shall specify the UAR Price, which shall be no less than the Fair Market Value of one (1) Unit on the Grant Date of such UAR. UARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award, provided that a UAR that is granted subsequent to the Grant Date of a related Option must have a UAR Price that is no less than the Fair Market Value of one (1) Unit on the Grant Date of such UAR.
9.2   Other Terms.
Subject to Section 6.2, the Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a UAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which UARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Units shall be delivered or deemed to be delivered to Grantees, whether or not a UAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any UAR.
9.3   Term.
Each UAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such UAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such UAR.
9.4   Transferability of UARS.
During the lifetime of a Grantee of a UAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such UAR. No UAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
10.   TERMS AND CONDITIONS OF RESTRICTED UNITS AND DEFERRED UNITS
10.1   Grant of Restricted Units or Deferred Units.
Awards of Restricted Units and Deferred Units may be made for consideration or for no consideration, other than the par value of the Unit, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Partnership or an Affiliate.

10.2   Restrictions.
At the time a grant of Restricted Units or Deferred Units is made, the Committee may, in its sole discretion, (a) subject to Section 6.2, establish a period of time (a “Restricted Period”) applicable to such Restricted Units or Deferred Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Units or Deferred Units as provided in Section 14.
10.3   Registration; Restricted Units Certificates.
Pursuant to Section 3.7, to the extent that ownership of Restricted Units is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Units under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Partnership may issue, in the name of each Grantee to whom Restricted Units has been granted, unit certificates representing the total number of Restricted Units granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Units. The Committee may provide in an Award Agreement that either (a) the Secretary of the Partnership shall hold such certificates for such Grantee’s benefit until such time as such Units of Restricted Units are forfeited to the Partnership or the restrictions applicable thereto lapse and such Grantee shall deliver a power to the Partnership with respect to each certificate, or (b) such certificates shall be delivered to such Grantee, provided that such certificates shall bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Units under the Plan and such Award Agreement.
10.4   Rights of Holders of Restricted Units.
Unless the Committee otherwise provides in an Award Agreement or in the partnership agreement, holders of Restricted Units shall have the right to vote such Units and the right to receive any distributions paid with respect to such Units. The Committee may provide that such distributions may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to the Restricted Units. Distributions paid on Restricted Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Units are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Units shall promptly forfeit and repay to the Partnership such distribution payments. All unit distributions, if any, received by a Grantee with respect to Restricted Units as a result of any unit split, distribution, combination of units, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to such Restricted Units.
10.5   Rights of Holders of Deferred Units.
10.5.1   Voting and Distribution Rights.
Holders of Deferred Units shall have no rights as unitholders of the Partnership (for example, the right to receive cash distributions attributable to the Units subject to such Deferred Units, to direct the voting of the Units subject to such Deferred Units, or to receive notice of any meeting of the Partnership’s unitholders). The Committee may provide in an Award Agreement evidencing a grant of Deferred Units that the holder of such Deferred Units shall be entitled to receive the Partnership’s payment of a cash distribution on its outstanding Units. Such cash payments paid in connection with Deferred Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Deferred Units are achieved, and if such performance goals are not achieved, the Grantee of such Deferred Units shall promptly forfeit and repay to the Partnership such cash payments.
10.5.2   Creditor’s Rights.
A holder of Deferred Units shall have no rights other than those of a general unsecured creditor of the Partnership. Deferred Units represent an unfunded and unsecured obligation of the Partnership, subject to the terms and conditions of the applicable Award Agreement.
10.6   Termination of Service.
Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Units or Deferred Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Units or Deferred Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Units or any right to receive distributions with respect to such Restricted Units or Deferred Units.
10.7   Delivery of Units.
Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to Restricted Units or Deferred Units settled in Units shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a unit certificate evidencing ownership of such Units shall be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Deferred Units once the Units represented by such Deferred Units have been delivered.
11.   TERMS AND CONDITIONS OF UNRESTRICTED UNITS AWARDS AND OTHER EQUITY-BASED AWARDS
11.1   Unrestricted Unit Awards.
The Committee may, in its sole discretion, grant an Award to any Grantee pursuant to which such Grantee may receive Units free of any restrictions (“Unrestricted Units”) under the Plan, subject to Section 6.2. Unrestricted Unit Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Partnership or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.
11.2   Other Equity-Based Awards.
The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with, subject to Section 6.2, vesting, value and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards at the Grant Date or thereafter. Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.
12.   FORM OF PAYMENT FOR OPTIONS
12.1   General Rule.
Payment of the Option Price for the Units purchased pursuant to the exercise of an Option shall be made in cash or in cash equivalents acceptable to the Partnership.
12.2   Surrender of Units.
To the extent that the applicable Award Agreement so provides, payment of the Option Price for Units purchased pursuant to the exercise of an Option may be made all or in part through the tender or attestation to the Partnership of Units, which shall be valued, for purposes of determining the extent to which such Option Price has been paid thereby, at their Fair Market Value on the date of exercise.
12.3   Cashless Exercise.
To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for Units purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Partnership to sell Units and to deliver all or part of the proceeds of such sale to the Partnership in payment of such Option Price and any withholding taxes, or, with the consent of the Partnership, by issuing the number of Units equal in value to the difference between such Option Price and the Fair Market Value of the Units subject to the portion of such Option being exercised.
13.   [RESERVED]
14.   TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS
14.1   Grant of Performance-Based Awards.
Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.
14.2   Value of Performance-Based Awards.
Each grant of a Performance-Based Award shall have an initial value or target number of Units that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of Units subject to a Performance-Based Award that will be paid out to the Grantee thereof.
14.3   Earning of Performance-Based Awards.
Subject to the terms of the Plan, after the applicable Performance Period has ended, the Grantee of Performance- Based Awards shall be entitled to receive a payout on the value or number of the Performance-Based Awards earned by such Grantee over such Performance Period.
14.4   Form and Timing of Payment of Performance-Based Awards.
Payment of earned Performance-Based Awards shall be as determined by the Committee and as evidenced in the applicable Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance- Based Awards in Units and shall pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals have been achieved, provided that, unless specifically provided in the Award Agreement for such Awards, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends. Any Units paid out under such Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement for the Awards.
14.5   Performance Goals.
Subject to Section 6.2, the right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance goals as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance goals.
14.6   Settlement of Awards; Other Terms
Settlement of Performance-Based Awards shall be in Units, other Awards or other property, as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards.
15.   REQUIREMENTS OF LAW
The Partnership shall not be required to offer, sell or issue any Units under any Award, whether pursuant to the exercise of an Option or UAR or otherwise, if the offer, sale or issuance of such Units would constitute a violation by the Grantee, the Partnership or an Affiliate, or any other person, of any provision of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Partnership shall determine, in its discretion, that the listing, registration or qualification of any Units subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of Units in connection with any Award, no Units may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or UAR or otherwise, unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Partnership, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any UAR that may be settled in Units or the delivery of any Units underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the Units subject to such Award, the Partnership shall not be required to offer, sell or issue such Units unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or UAR or accepting delivery of such Units may acquire such Units pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Partnership may register, but shall in no event be obligated to register, any Units or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Partnership shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a UAR or the issuance of Units or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or UAR that may be settled in Unit shall not be exercisable until the Unit subject to such Option or UAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or UAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
16.   CHANGE IN Control
16.1   Change in Control in which Awards are not Assumed.
Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, UARs, Restricted Units, Deferred Units, or Other Equity-Based Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:
(a)   in each case with the exception of Performance-Based Awards,
(i)   all outstanding Restricted Units shall be deemed to have vested, all Deferred Units shall be deemed to have vested and the Units subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and UARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days; or
(ii)   the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Units, Deferred Units, and/or UARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Units and Deferred Units equal to the formula or fixed price per Units paid to holders of Units pursuant to such Change in Control and, in the case of Options or UARs, equal to the product of the number of Units subject to such Options or UARs (the “Award Units”) multiplied by the amount, if any, by which (x) the formula or fixed price per Units paid to holders of Units pursuant to such transaction exceeds (y) the Option Price or UAR Price applicable to such Award Units.
(b)   For Performance-Based Awards denominated in Units, if less than half of the Performance Period has lapsed, such Performance-Based Awards shall be converted into Restricted Units or Performance Units assuming target performance has been achieved (or into Unrestricted Units if no further restrictions apply). If at least half the Performance Period has lapsed, such Performance-Based Awards shall be converted into Restricted Units or Performance Units based on actual performance to date (or into Unrestricted Units if no further restrictions apply). If actual performance is not determinable, such Performance-Based Awards shall be converted into Restricted Units or Performance Units assuming target performance has been achieved, based on the discretion of the Committee (or into Unrestricted Units if no further restrictions apply).

(c)   Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.
With respect to the Partnership’s establishment of an exercise window, (A) any exercise of an Option or UAR during the fifteen (15)-day period referred to above shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and UARs shall terminate. The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options and UARs not later than the time at which the Partnership gives notice thereof to its unitholders.
16.2   Change in Control in which Awards are Assumed.
Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, UARs, Restricted Units, Deferred Units, or Other Equity-Based Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:
The Plan and the Options, UARs, Restricted Units, Deferred Units, and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, UARs, Restricted Units, Deferred Units, and Other Equity-Based Awards, or for the substitution for such Options, UARs, Restricted Units, Deferred Units, and Other Equity-Based Awards of new common units, options, unit appreciation rights, restricted units, and other equity-based awards relating to the units of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of units (disregarding any consideration that is not common units) and option and unit appreciation rights exercise prices.
16.3   Adjustments.
Adjustments under Section 4.2 and this Section 16 related to Units or other securities of the Partnership shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional Units or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole unit. The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Section 4.2 and Sections 16.1 and 16.2. This Section 16 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event that is not a Change in Control.
16.4   No Limitations on Partnership.
The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Partnership to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Affiliate) or engage in any other transaction or activity.
17.   GENERAL PROVISIONS
17.1   Disclaimer of Rights.
No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Partnership or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Partnership or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Partnership or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Partnership to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Partnership to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.
17.2   Nonexclusivity of the Plan.
Neither the adoption of the Plan nor the submission of the Plan to the unitholders of the Partnership for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.
17.3   Withholding Taxes.
The Partnership or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Units upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Partnership or an Affiliate, as the case may be, any amount that the Partnership or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation, provided that if there is a same-day sale of Units subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Partnership or an Affiliate, which may be withheld by the Partnership or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Partnership or such Affiliate to withhold Units otherwise issuable to the Grantee or (b) by delivering to the Partnership or such Affiliate Units already owned by the Grantee. The Units withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the Units used to satisfy such withholding obligation shall be determined by the Partnership or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy such Grantee’s withholding obligation only with Units that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of Units that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of Units pursuant to such Award, as applicable, may not exceed such number of Units having a Fair Market Value equal to the minimum statutory amount required by the Partnership or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of Units. Notwithstanding Section 2.16 or this Section 17.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 17.3, for any Unit subject to an Award that are sold by or on behalf of a Grantee on the same date on which such Units may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such Units shall be the sale price of such Units on such date (or if sales of such Units are effectuated at more than one sale price, the weighted average sale price of such Units on such date), so long as such Grantee has provided the Partnership, or its designee or agent, with advance written notice of such sale.
17.4   Captions.
The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
17.5   Other Provisions.
Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.
17.6   Number and Gender.
With respect to words used in the Plan, the singular form shall include the plural form and the masculine gender shall include the feminine gender, as the context requires.

17.7   Severability.
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
17.8   Governing Law.
The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.
17.9   Section 409A of the Code.
The parties intend for the Awards granted under the Plan to be exempt from Section 409A of the Code or, if not so exempt, to be paid or provided in a manner which complies with the requirements of such section, and intend that this Plan shall be construed and administered in accordance with such intention. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, (i) no amounts shall be paid to a Grantee under this Plan until the Grantee would be considered to have incurred a “separation from service” from the Partnership and its Affiliates within the meaning of Section 409A of the Code, (ii) amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Plan during the six-month period immediately following the Grantee’s separation from service shall instead be paid on the first business day after the date that is six (6) months following the Grantee’s separation from service (or death, if earlier), (iii) each amount to be paid or benefit to be provided under this Plan shall be construed as a separately identified payment for purposes of Section 409A of the Code, and (iv) any payments that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV86149-P451311a. Susan D. Austin1b. Robert J. Byrne1c. John W. Ketchum1d. Peter H. KindFor Against AbstainFor Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !700 UNIVERSE BOULEVARDJUNO BEACH, FL 33408THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"ALL THE NOMINEES LISTED:XPLR INFRASTRUCTURE, LP1. Election as directors of the nominees specified in theproxy statement.Nominees:THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 2, 3 AND 4:2. Ratification of appointment of Deloitte & Touche LLP as XPLR Infrastructure's independent registered public accounting firm for 2026.3. Approval, by non-binding advisory vote, of the compensation of XPLR Infrastructure's named executive officers as disclosed in the proxy statement.4. Approval of the XPLR Infrastructure, LP Amended and Restated 2024 Long Term Incentive Plan.NOTE: The proxies are also authorized to vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof.The units represented by this proxy card when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted"FOR" all nominees listed in proposal 1 and "FOR" proposals 2, 3 and 4. If any other matters properly come before the meeting or any adjournment(s) or postponement(s)thereof, the persons named in this proxy will vote in their discretion.Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants,all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.SCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNET - www.proxyvote.com/XIFR or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time on May 5, 2026. Have your proxy cardin hand when you access the website and follow the instructions to obtain your recordsand to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate thatyou agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on May 5, 2026. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.V86150-P45131IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE UNITHOLDERMEETING TO BE HELD ON MAY 6, 2026:The proxy statement and annual report to security holders are available at www.proxyvote.com/XIFR

Annual Meeting Admission TicketAdmission: This ticket, along with a form of pictureidentification, admits the named unitholder(s).Security: For the safety of attendees, all boxes,handbags and briefcases are subject to inspection.XPLR Infrastructure, LP's 2026 Annual Meeting of Unitholders will beheld at 1:30 p.m. Eastern Time on May 6, 2026, at XPLR Infrastructure, LP's Principal Offices,700 Universe Boulevard, Juno Beach, Florida.If you plan to attend the Annual Meeting of Unitholders, pleasebring this Admission Ticket. If you require special assistance, callXPLR Infrastructure, LP at 561-694-4697.XPLR Infrastructure, LPPROXYAnnual Meeting of Unitholders-May 6, 2026This proxy is solicited on behalf of the Board of Directors. The unitholder(s) signing on the reverse side hereby appoint(s)David Flechner and Charles Sieving, as proxies, with full power of substitution, and hereby authorize(s) them to represent and tovote all units of XPLR Infrastructure, LP that such unitholder(s) would be entitled to vote at the Annual Meeting of Unitholdersof XPLR Infrastructure, LP to be held May 6, 2026, and any adjournment(s) or postponement(s) thereof, upon the mattersreferred to on this proxy and, in his discretion, upon any other business that may properly be brought before the meeting or anyadjournment(s) or postponement(s) thereof.